UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement[_]  CONFIDENTIAL, FOR USE OF THE

COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REGIONAL HEALTH PROPERTIES, INC.
454 Satellite Boulevard

Suite 100

Suwanee, Georgia  30024

December 27, 2018

Dear Regional Health Properties Shareholders:

It is my pleasure to invite you to attend this year’s Annual Meeting of Shareholders, which will be held on Thursday, December 27, 2018, at Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia, at 10:00 a.m., local time.  We look forward to personally seeing as many of our shareholders as possible.

The Notice of 2018 Annual Meeting of Shareholders and the accompanying proxy statement provide information concerning matters to be considered and voted on at the Annual Meeting.  At the Annual Meeting, we also will report on our business and other matters of current interest to our shareholders and respond to appropriate questions.

Whether or not you expect to attend the Annual Meeting, we urge you to vote by completing and returning your proxy card or voting instruction form. You also may vote your shares over the Internet or by telephone as described on your proxy card or voting instruction form. If you attend the Annual Meeting, then you may revoke the proxy and vote your shares in person.

Thank you for your continued interest in Regional Health Properties.

Sincerely,

Brent Morrison

Interim Chief Executive Officer

REGIONAL HEALTH PROPERTIES, INC.
454 Satellite Boulevard

Suite 100

Suwanee, Georgia  30024

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 27, 2018

DATE AND TIME	Thursday, December 27, 2018, at 10:00 a.m., local time
PLACE	Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia
ITEMS OF BUSINESS

•To elect the four director nominees named in the accompanying proxy statement to serve until Regional’s 2019 Annual Meeting of Shareholders (Proposal 1);

•To approve an amendment to Regional’s Articles of Incorporation to effect a reverse stock split of Regional’s common stock at a ratio of between one-for-six and one-for-twelve, as determined by the Board of Directors in its sole discretion (Proposal 2);

•To ratify the appointment of Cherry Bekaert, LLP as Regional’s independent registered public accounting firm for the year ending December 31, 2018 (Proposal 3); and

•To adjourn the 2018 Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2018 Annual Meeting to approve Proposal 2.

RECORD DATE

October 22, 2018.  Only shareholders of record of Regional’s common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the 2018 Annual Meeting and any adjournments or postponements thereof.

ANNUAL REPORT	Regional’s Annual Report on Form 10-K for the year ended December 31, 2017 accompanies the proxy statement.
PROXY VOTING

Even if you plan to attend the 2018 Annual Meeting in person, we urge you to vote by proxy as soon as possible.  You may vote by telephone, over the Internet or by mail by following the instructions on your proxy card or voting instruction form.  You may vote in person at the 2018 Annual Meeting even if you have previously returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Shareholders to be Held on Thursday, December 27, 2018:  This notice, the accompanying proxy statement, the form of proxy card and the Annual Report on Form 10-K for the year ended December 31, 2017 are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2018.

By Order of the Board of Directors,

Nicole Parker

Corporate Secretary

Suwanee, Georgia

[●], 2018

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Page
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions	35
Approval of Related Party Transactions	37

STOCK OWNERSHIP
Ownership of the Common Stock	38
Section 16(a) Beneficial Ownership Reporting Compliance	39

ADDITIONAL INFORMATION
Other Business for Presentation at the Annual Meeting	40
2017 Annual Report	40
Shareholder Proposals for Inclusion in the 2019 Proxy Statement	40
Procedures for Business Matters and Director Nominations for Consideration at the 2019 Annual Meeting	40

ii

REGIONAL HEALTH PROPERTIES, INC.
454 Satellite Boulevard

Suite 100

Suwanee, Georgia  30024

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING

Regional Health Properties, Inc. (the “Company” or “we”) is furnishing this proxy statement in connection with the solicitation by its Board of Directors (the “Board of Directors” or the “Board”) of proxies for the Company’s 2018 Annual Meeting of Shareholders, and any adjournments and postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2018 Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, December 27, 2018, at Sonesta Gwinnett Place Atlanta, at 10:00 a.m., local time.

Proxies are solicited by the Board to give all shareholders of record and entitled to vote at the Annual Meeting an opportunity to vote on the proposals to be presented at the Annual Meeting, even if they cannot attend the Annual Meeting in person.  We have designated Brent Morrison, our Interim Chief Executive Officer and Interim President, and E. Clinton Cain, our Interim Chief Financial Officer (hereafter, the “Proxy Holders”), to vote the shares represented by proxies at the Annual Meeting in the manner indicated by the proxies.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of 2018 Annual Meeting of Shareholders, this proxy statement, the form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”), are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2018.  We expect to mail this proxy statement and accompanying form of proxy card to shareholders of record beginning on [●], 2018.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you were a holder of record of the Company’s common stock (the “common stock”) at the close of business on October 22, 2018 (the “record date”).  Holders of record of the common stock are entitled to vote on all matters coming before the Annual Meeting. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Holders of the Company’s 10.875% Series A Cumulative Redeemable Shares (the “Series A Preferred Stock”) are not entitled to receive notice of, or vote at, the Annual Meeting.

How many votes am I entitled to for each share I hold?

Each share of common stock is entitled to one vote on each of the director nominees and one vote on each other matter presented at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of shareholders holding at least a majority of the common stock outstanding as of the close of business on the record date will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of the October 22, 2018 record date, we had 20,369,142 shares of common stock outstanding - meaning that 10,184,572 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. For purposes of determining whether a quorum exists, broker non-votes (as described below) and proxies received but marked “ABSTAIN” will be counted.

If a quorum is not present at the scheduled time of the Annual Meeting, then we may adjourn or postpone the Annual Meeting until a quorum is present. Any adjournment or postponement of the Annual Meeting may be made from time to time by the affirmative vote of at least a majority of the voting shares represented in person or by proxy at the Annual Meeting. Any adjournment or postponement of the Annual Meeting because of the absence of a quorum will be voted upon by the Proxy Holders pursuant to the discretionary authority granted to them by the proxy card.  The time and place of the adjourned or postponed Annual Meeting will be announced at the time the adjournment is taken and, unless such adjournment or postponement is for more than 120 days or the Board fixes a new record date for the adjourned or postponed Annual Meeting, no other notice will be given. An adjournment or postponement will have no effect on the business that may be conducted at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

Holders of the common stock are being asked to vote on the following proposals:

•	Election of the four director nominees named this proxy statement to serve until the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) (Proposal 1);

•

Approval of an amendment to our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to effect a reverse stock split of the common stock at a ratio of between one-for-six and one-for-twelve, as determined by the Board in its sole discretion (Proposal 2);

•	Ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the year ending December 31, 2018 (Proposal 3); and

•	Adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2 (Proposal 4).

Your proxy also will give the Proxy Holders the authority to vote in their discretion on any other business on which you are entitled to vote and which properly comes before the Annual Meeting and all adjournments or postponements thereof.

What vote is required to approve each proposal, and how will my vote be counted?

Proposal 1:	Election of the four director nominees named in this proxy statement to serve until the 2019 Annual Meeting

With respect to the election of directors, you may vote “FOR” or “WITHHOLD” for each director nominee.  The four director nominees receiving the highest number of votes cast will be elected. This number is called a “plurality.”  Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 2:	Amendment to the Articles of Incorporation to effect a reverse stock split of the common stock at a ratio of between one-for-six and one-for-twelve, as determined by the Board in its sole discretion

With respect to this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN.”  Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 3:	Ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm

With respect to this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN.”  Approval of this proposal requires that the votes cast in favor of this proposal exceed the votes cast against this proposal.  Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 4:	Adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2

With respect to this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN.”  Approval of this proposal requires that the votes cast in favor of this proposal exceed the votes cast against this proposal.  Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

How does the Board recommend that I vote?

The Board recommends that you vote:

•	“FOR” the election of the four director nominees named in this proxy statement to serve until the 2019 Annual Meeting (Proposal 1);

•

“FOR” the amendment to the Articles of Incorporation to effect a reverse stock split of the common stock at a ratio of between one-for-six and one-for-twelve, as determined by the Board in its sole discretion (Proposal 2);

•	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2018 (Proposal 3); and

•	“FOR” the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2 (Proposal 4).

What happens if a director nominee is unable to stand for election?

If a director nominee is unable to stand for election, then the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. If the Board designates a substitute nominee, then shares represented by proxies voted for the director nominee unable to stand for election will be voted for the substitute nominee. At the time this proxy statement was printed, the Board was unaware of any director nominee who is unable to stand for election.

How will a proposal or other matter that was not included in this Proxy Statement be handled for voting purposes if it is raised at the Annual Meeting?

If any matter that is not described in this proxy statement should properly come before the Annual Meeting, then the Proxy Holders will vote the shares represented by valid proxies in their discretion.  At the time this proxy statement was printed, the Board was unaware of any other matters that might be properly brought for shareholder action at the Annual Meeting.

What is the difference between a shareholder of record and a shareholder who holds shares in “street name”?

If your shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), then you are considered a shareholder of record of the common stock with respect to those shares. Shareholders of record of the common stock will receive proxy materials, including a proxy card, by mail.

Your shares are held in “street name” if they are held in the name of, or through, a broker, bank or other nominee and, in such case, you are the “beneficial holder” of the shares held for you. Beneficial holders of shares will receive from their broker, bank or other nominee instructions regarding how to vote their shares.

How do I vote?

If you are a shareholder of record, meaning that your shares are registered directly in your name and are not held through a broker, bank or other nominee, then you have four voting options. You may vote your shares in any one of the following ways:

•	Vote by phone using the toll-free number shown on your proxy card;

•	Vote over the Internet on the website shown on your proxy card;

•	Mark, sign, date and return your proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, we encourage you to vote your shares as soon as possible by proxy.

If your shares are held in street name, meaning that your shares are held in the name of, or through, a broker, bank or other nominee, then you should refer to the instructions provided by your broker, bank or other nominee regarding how to vote your shares or how to revoke previously given voting instructions. The availability of Internet and telephone voting depends on the voting processes offered by your broker, bank or other nominee. As a beneficial holder of shares, you have the right to direct how your broker, bank or other nominee votes your shares.

If your shares are held in street name, then to be able to vote your shares in person at the Annual Meeting you must obtain a legal proxy from your bank, broker or other nominee that specifies the number of shares you owned at the close of business on the record date and bring the legal proxy with you to the Annual Meeting.

If you have questions regarding how to vote, call our Corporate Secretary at (678) 368-4381.

Will my shares be voted if I do not vote using one of the methods described in my proxy card or voting instruction form or if I do not vote in person at the Annual Meeting?

If you are a shareholder of record and you do not complete, sign and return your proxy card, vote by telephone, vote over the Internet or attend the Annual Meeting and vote in person, then your shares will not be voted and will not count in deciding the matters presented for shareholder consideration at the Annual Meeting.

Under certain circumstances, including the election of directors, brokers and banks are prohibited from exercising discretionary authority for beneficial holders who have not provided voting instructions to the broker or bank. This is generally referred to as a “broker non-vote.” In these cases, for as long as a routine matter is also being voted on, and in cases where the shareholder does not vote on such routine matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to those matters. Whether a broker or bank has authority to vote its shares on uninstructed matters is determined by stock exchange rules. We expect that brokers and banks will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions only with respect to Proposals 2, 3 and 4 but not with respect to Proposal 1.

We encourage beneficial holders to provide instructions to their broker, bank or other nominee by voting their proxy. This action ensures their shares will be voted at the Annual Meeting in accordance with their wishes.

What if I complete, sign and return my proxy card, vote by telephone or vote over the Internet but do not specify how I want to vote?

If you complete, sign and return your proxy card, or complete the Internet or telephone voting procedure, but do not specify how you want to vote your shares, then we will vote them as follows:

•	“FOR” the election of the four director nominees named in this proxy statement to serve until the 2019 Annual Meeting (Proposal 1); and

•

“FOR” the amendment to the Articles of Incorporation to effect a reverse stock split of the common stock at a ratio of between one-for-six and one-for-twelve, as determined by the Board in its sole discretion (Proposal 2);

•	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2018 (Proposal 3); and

•	“FOR” the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2 (Proposal 4).

Can I change my vote or revoke my proxy?

If you are a shareholder of record, then you can change your vote within the regular voting deadlines by voting again by telephone or over the Internet, by completing, signing and returning a later dated proxy or by attending the Annual Meeting and voting in person.  If you are a shareholder of record, then you also can revoke your proxy by delivering a written notice of your revocation to the Corporate Secretary at Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia  30024.

If your shares are held in street name, then you should refer to the instructions provided by your broker, bank or other nominee regarding how to revoke your previously provided voting instructions.

Who will count the votes?

A representative of Continental Stock will act as the inspector of election and count the votes.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. However, attendance at the Annual Meeting is limited to shareholders or their designated representatives. If your shares are held by a bank, broker or other nominee, then you must bring your bank, broker or nominee statement evidencing your beneficial ownership as of the record date to gain admission to the Annual Meeting. We reserve the right to limit the number of designated representatives who may attend the Annual Meeting.

Who is soliciting proxies and what is the cost?

The Board is soliciting your proxy. The expense of preparing and printing and mailing this proxy statement and the proxies solicited hereby will be borne by us.  Solicitation will be made principally by mail. In addition to soliciting shareholders by mail, we will request banks, brokers and other custodians, nominees, and fiduciaries to forward solicitation materials or send a voting instruction form to the beneficial holders of shares held of record by such persons, and we will reimburse them for their reasonable out-of-pocket expenses incurred in doing so. We may use the services of our directors, officers and other Company employees, who will receive no compensation for their services, other than their regular compensation, to solicit proxies personally, by telephone or by facsimile transmission.

We have engaged Georgeson LLC (“Georgeson”) to assist in the solicitation of proxies for the Annual Meeting and estimate we will pay Georgeson a fee of approximately $10,000. We have also agreed to reimburse Georgeson for certain costs and expenses incurred in connection with the proxy solicitation and to indemnify Georgeson against certain losses, claims, damages, costs, fees, expenses and liabilities.

Are you “householding” for shareholders sharing the same address?

We are sending only one 2017 Annual Report and one proxy statement to shareholders who share a single address. This is known as “householding.” However, if a shareholder of record residing at such an address wishes to receive a separate 2017 Annual Report or this proxy statement, he or she may contact Continental Stock by phone at (917) 262-2373, by e-mail at www.proxy@continentalstock.com or by mail at the following address: 1 State Street 30th Floor, New York, New York 10004. Shareholders of record who receive multiple copies of the 2017 Annual Report or this proxy statement may request householding by contacting Continental Stock using the preceding options. Beneficial holders who own shares through a broker, bank or other nominee may request householding by contacting the holder of record.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Shareholders to be Held on December 27, 2018:  This Proxy Statement, the form of proxy card and the 2017 Annual Report are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2018.

PROPOSAL 1:
ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors shall be no less than three and no greater than twelve as may be determined by resolution of the Board from time to time. The Articles of Incorporation and Bylaws provide that each director shall be elected at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. By resolution and subject to the rights of the holders of the Series A Preferred Stock to elect two additional directors, and the automatic expansion of the Board in connection therewith, the Board has fixed the number of directors at four.

The terms of the Series A Preferred Stock as set forth in the Articles of Incorporation provide that, because the Company has not declared a Series A Preferred Stock dividend for at least four quarters (which occurred as of September 30, 2018), the number of directors constituting the Board is automatically increased by two and the holders of the Series A Preferred Stock are entitled to vote as a class with respect to the election of those two directors at a special meeting called by the Company upon request of the holders of record of at least 25% of the outstanding shares of Series A Preferred Stock. As of the date of the original filing of this proxy statement, no such request from holders of record of the Series A Preferred Stock has been received by the Company.

Director Nominees

All of our current directors have been selected by the Board, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), to stand for election at the Annual Meeting to serve until the 2019 Annual Meeting and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Certain information about each director nominee’s experience, qualifications and skills are set forth below.

Name	Age	Occupation	Independent	Director Since	Committee Memberships
Michael J. Fox†*	41	Chief Executive Officer of Park City Capital, LLC	Yes	October 2013	Audit Compensation Nominating**
Brent Morrison	42	Interim Chief Executive Officer and Managing Director of Zuma Capital Management LLC	No	October 2014
Kenneth W. Taylor†***	57	Chief Operations Officer and Chief Financial Officer of Cellairis	Yes	February 2018	Audit** Compensation Nominating
David A. Tenwick†	80	Founder of the Company and independent business consultant	Yes	August 1991	Audit Compensation** Nominating

*Lead Independent Director

**Committee Chair

***Audit Committee Financial Expert

†Independent Director

For additional information about the director nominees and their experience, qualifications and skills, see “Board of Directors - Directors and Director Nominees.”  For arrangements regarding the directors’ service as directors, see “Board of Directors - Arrangements with Directors Regarding Election.”

Required Vote

Each director will be elected by a plurality of the votes cast.  The four director nominees receiving the greatest number of votes will be elected to the Board.  Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” the election to the Board of the director nominees named above to serve until the 2019 Annual Meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. If any director nominee is unable to serve, then proxies may be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any director nominee will not be able to serve if so elected.

Board Recommendation

The Board recommends a vote “FOR” the election to the Board of each of the director nominees named above.

PROPOSAL 2:

AMENDMENT TO ARTICLES OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT

Overview

The Board has approved, and has recommended that our shareholders approve, an amendment to the Articles of Incorporation to effect a reverse stock split of all of the issued and outstanding common stock at an exchange ratio of between one-for-six and one-for-twelve (the “Ratio”), with the Board determining, in its sole discretion, whether to effect the reverse split and the exact Ratio of any reverse split within the foregoing range, provided that all fractional shares as a result of the reverse split will be automatically rounded up to the next whole share (the “Reverse Split”).  The Board will have sole discretion to elect, at any time before the one-year anniversary of the Annual Meeting, as it determines to be in our best interest, whether to effect the Reverse Split and, if so, the number of shares of common stock within the Ratio which will be combined into one share of common stock.

On August 28, 2018, the Company received a letter (the “NYSE Letter”) from the NYSE American stating that the Company is not in compliance with the NYSE American continued listing standards regarding low selling price.  The NYSE Letter indicated that the shares of the Company’s securities have been selling for a low price per share for a substantial period of time and, pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company’s continued listing is predicated on the Company effecting a reverse stock split of the common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the NYSE American has determined to be no later than February 27, 2019.

The Board’s determination as to whether to effect the Reverse Split and, if so, pursuant to which Ratio, will be based upon those market and business factors deemed relevant by the Board at the time, including: (i) the continued listing standards of the NYSE American, including those set forth in the NYSE Letter; (ii) existing and expected marketability and liquidity of the common stock; (iii) prevailing stock market conditions; (iv) the historical trading price and trading volume of the common stock; (v) the then‑prevailing trading price and trading volume of the common stock and the anticipated impact of the Reverse Split on the trading market for the common stock; (vi) the anticipated impact of the Reverse Split on the Company’s ability to raise additional financing; (vii) business developments affecting the Company; (viii) the Company’s actual or forecasted results of operations; and (ix) the likely effect on the market price of the common stock.

The Board believes that shareholder approval granting the Board discretion to set the actual exchange ratio for the Reverse Split within the range of the Ratio, rather than shareholder approval of a specified exchange ratio, provides the Company with maximum flexibility to react to then-current market conditions and volatility in the market price of the common stock.  This flexibility will permit the Board to set an exchange ratio that is intended to result in a stock price in excess of $0.20 per share to avoid the common stock continuing to be considered a low‑priced stock by the NYSE American.  However, there is no assurance that the Reverse Split will result in the common stock trading above $0.20 for any significant period of time.

If the Board determines that effecting the Reverse Split is in our best interest, then the Reverse Split will become effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Georgia.  The form of the proposed amendment to the Articles of Incorporation to effect the Reverse Split will be in substantially the form attached to this proxy statement as Appendix A (the “Amendment”).  The Amendment, when filed, will set forth the number of shares to be combined into one share of the common stock in accordance with the Ratio selected by the Board.  Approval of this Proposal 2 will constitute approval of the Amendment in the form filed with the Secretary of State of Georgia within the parameters specified in this Proposal 2.

Reasons for the Reverse Split

The primary reason for the Reverse Split is to increase the per share trading price of the common stock.  The common stock is listed on the NYSE American under the symbol “RHE.” Under the NYSE American’s continued listing standards, if the exchange considers the common stock to be a low-priced stock (generally trading below $0.20 per share for an extended period of time), then the Company’s securities are subject to a below compliance notification, which notification we received on August 28, 2018 (as discussed above).  Additionally, if at any time the common stock trades below an abnormally low level per share, then the Company’s securities will be automatically delisted from the NYSE American.  The common stock has not traded above $1.00 per share and $0.30 per share since October 3, 2017 and September 13, 2018, respectively, and the price per share of the common stock has ranged from a low of $0.10 per share to a high of $ 0.88 per share during the twelve-month period ended October 22, 2018. To regain compliance with the NYSE American continued listing standards indicated in the NYSE Letter, the Company must effect a reverse stock split and demonstrate sustained price improvement of the common stock no later than February 27, 2019.  To demonstrate such sustained price improvement, the NYSE American will generally require that: (i) the average closing price of the common stock for the thirty (30)-day period ending and including February 27, 2019 be $0.20 per share or greater; and (ii) the closing price of the common stock on February 27, 2019 be $0.20 per share or greater.

If we are unable to regain compliance with NYSE American low-priced continued listing standards in the appropriate time, then the Company’s securities will be subject to delisting.  Delisting could have a material adverse effect on our business, liquidity and on the trading of the common stock and the Series A Preferred Stock.  If the common stock and the Series A Preferred Stock were delisted, then the common stock and the Series A Preferred Stock could be quoted on the OTCQB market or on the “pink sheets” maintained by the OTC Markets Group.  However, such alternatives are generally considered to be less efficient markets.  Further, delisting from the NYSE American could also have other negative effects, including potential loss of confidence by partners, lenders, suppliers and employees and could also trigger various defaults under our lending agreements and other outstanding agreements.  Finally, delisting could make it harder for us to raise capital and sell securities.

We also believe that the increased market price of the common stock expected as a result of implementing the Reverse Split may improve the marketability and liquidity of the common stock and encourage interest and trading in the common stock.  Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  Although it should be noted that the liquidity of the common stock may be harmed by the Reverse Split given the reduced number of shares that would be outstanding after the Reverse Split, the Board is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board Discretion to Implement the Reverse Split

If Proposal 2 is approved by our shareholders, then the Reverse Split will be effected, if at all, only upon a determination by the Board that the Reverse Split is in the best interest of the Company and its shareholders.  The Board’s determination as to whether the Reverse Split will be effected and, if so, at which Ratio, will be based upon the factors described under “-Overview” above.  If the Board does not act to implement the Reverse Split prior to the one-year anniversary of the Annual Meeting, then the authorization granted by shareholders pursuant to this Proposal 2 would be deemed abandoned and without any further effect.  In that case, the Board may again seek shareholder approval at a future date for the Reverse Split if it deems it to be advisable.

Effect of the Reverse Split

If this Proposal 2 is approved, then there will be no impact on shareholders until the Board determines to implement the Reverse Split.  The Reverse Split, once effected, would impact all of the common shareholders uniformly, except as described below under “-Fractional Shares.”  If implemented, the principal effects of the Reverse Split would be that:

•

each issued and outstanding share of the common stock would be reclassified and combined into a fewer number of shares of the common stock, depending upon the Ratio selected by the Board, which could range between one-for-six and one-for-twelve, provided that all fractional shares as a result of the Reverse Split shall be automatically rounded up to the next whole share;

•	the total number of shares of common stock outstanding will be reduced by a factor ranging between six and twelve, depending upon the Ratio selected by the Board and subject to such rounding;
•

based on the Ratio selected by the Board, the per share exercise price of all outstanding options and warrants would be increased proportionately and the number of shares of common stock issuable upon the exercise of such options and warrants, would be reduced proportionately;

•

based on the Ratio selected by the Board, the conversion price of all other outstanding securities that are exercisable or exchangeable for, or convertible into, shares of common stock would be increased proportionately and the number of shares of common stock issuable upon such exercise, exchange or conversion would be reduced proportionately; and

•	the number of shares authorized and reserved for issuance under the Company’s equity compensation plans would be reduced proportionately.

The following table contains approximate information, as of October 22, 2018, relating to the outstanding and available common stock, and the outstanding warrants and options to purchase common stock, under various proposed Ratios for the Reverse Split:

					Assuming a Ratio for the Reverse Split of: *
	Pre-Reverse
	Stock Split	1‑for‑6	1‑for‑7	1‑for‑8	1‑for‑9	1‑for‑10	1‑for‑11	1‑for‑12
Outstanding shares of common stock	20,369,142	3,394,857	2,909,877	2,546,143	2,263,238	2,036,914	1,851,740	1,697,429
Shares issuable upon the exercise of outstanding warrants	1,018,967	169,828	145,567	127,371	113,219	101,897	92,633	84,914
Shares issuable upon the exercise of outstanding options	180,725	30,121	25,818	22,591	20,081	18,073	16,430	15,060
Shares reserved for issuance under equity incentive plans	233,296	38,883	33,328	29,162	25,922	23,330	21,209	19,441
Total shares outstanding, or reserved for issuance upon exercise of derivative securities, or reserved for issuance under equity incentive plans	21,802,130	3,633,688	3,114,590	2,725,266	2,422,459	2,180,213	1,982,012	1,816,844
Total shares available for future issuance (based on 55,000,000 shares of common stock currently authorized)	33,197,870	5,532,978	4,742,553	4,149,734	3,688,652	3,319,787	3,017,988	2,766,489

* Does not take into account the rounding of fractional shares described below under “-Fractional Shares.”

Additionally, the below table sets forth the weighted average exercise prices of outstanding options and warrants under various proposed Ratios for the Reverse Split:

	Pre-Reverse
	Stock Split	1‑for‑6	1‑for‑7	1‑for‑8	1‑for‑9	1‑for‑10	1‑for‑11	1‑for‑12
Weighted average exercise price of outstanding warrants	$3.79	$22.74	$26.53	$30.32	$34.11	$37.90	$41.69	$45.48
Weighted average exercise price of outstanding options	$3.98	$23.88	$27.86	$31.84	$35.82	$39.80	$43.78	$47.76

Except to the extent that the Reverse Split would result in any shareholder receiving an additional whole share of common stock in connection with the rounding of fractional shares, or any dilution to other shareholder in connection therewith, the Reverse Split would not: (i) affect any shareholder’s percentage ownership interest in the Company; (ii) affect any shareholder’s proportionate voting power; (iii) affect the voting rights or other privileges of any common or preferred shareholder; or (iv) alter the relative rights of common shareholders, preferred shareholders, warrant holders or holders of equity compensation plan awards.  In addition, the Reverse Stock split will not: (a) change the right of the Board to designate the terms of preferred stock; (b) change the par value of the common stock or preferred stock (which, in each case, is no par value per share); or (c) otherwise change the terms of the authorized or outstanding common stock or preferred stock, including the Series A Preferred Stock.

Further, the Reverse Split will not reduce the number of shares of common stock or preferred stock currently authorized under the Articles of Incorporation (which is 55,000,000 and 5,000,000, respectively), although it will reduce the number of shares of common stock outstanding by a factor equal to the Ratio selected by the Board (subject to rounding for fractional shares).  Authorized but unissued shares of the common stock and preferred stock are available for future issuance as may be determined by the Board without further action by our shareholders, unless shareholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction.  These additional shares of common stock available as result of the Reverse Split may be issued in the future for a variety of corporate purposes including, raising additional capital, corporate acquisitions, recapitalizations, compensating lenders, and equity incentive plans.  Except for a stock split or stock dividend, future issuances of shares of common stock will dilute the voting power and ownership of our existing shareholders and, depending on the amount of consideration received in connection with the issuance, could also reduce a shareholders’ equity on a per share basis.  As of the date of this proxy statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the Reverse Split has been implemented.

The Reverse Split would result in some shareholders owning “odd-lots” of less than 100 shares of the common stock.  Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

If the Reverse Split is effected, then the common stock would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Fractional Shares

Shareholders will not receive fractional shares in connection with the Reverse Split.  Instead, shareholders otherwise entitled to fractional shares will receive an additional whole share of the common stock.  For example, if the Board effects a one-for-six split, and you held five shares of the common stock immediately prior to the effective date of the Amendment, then you would hold one share of common stock following the Reverse Split.

Effective Time and Implementation of the Reverse Split

The effective time for the Reverse Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Georgia or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the one‑year anniversary of the Annual Meeting.  If Proposal 2 is approved by our shareholders, and assuming the Board determines that the Reverse Split is in the best interest of the Company and its shareholders, then we anticipate that the Reverse Split would become effective in January 2019.

If the Board determines to implement the Reverse Split, then we intend to issue a press release announcing the Ratio and effective time of the Reverse Split before we file the Amendment with the Secretary of State of the State of Georgia.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares of common stock held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding common stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Split.  Shareholders who hold shares of common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.  Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Split common stock.

Holders of Certificated Shares

Shareholders holding shares of common stock in certificated form will be sent a letter of transmittal by our transfer agent, Continental Stock, after the Reverse Split is implemented.  The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of common stock (the “Old Shares”) to the transfer agent in exchange for a book-entry with our transfer agent representing the appropriate number of shares of post-Reverse Split common stock (the “New Shares”).  No New Shares will be issued to a shareholder until such shareholder has surrendered all Old Shares, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange Old Shares.  Shareholders will then receive confirmation from the transfer agent that a book-entry has been made for the New Shares, representing the number of shares of common stock to which such shareholder is entitled as a result of the Reverse Split.  Until surrendered, we will deem outstanding Old Shares held by shareholders to be cancelled and only to represent the number of shares of post‑Reverse Split common stock to which these shareholders are entitled.  Any Old Shares submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Shares.  If Old Shares contain a restrictive legend on the back, the New Shares will be restricted in the same manner.  Upon request to the transfer agent, shareholders may elect for the transfer agent to deliver physical stock certificates representing the New Shares in lieu of the book-entry described above.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Risks Associated with the Reverse Split

Before voting on this Proposal 2, you should consider the following risks associated with the implementation of the Reverse Split:

●

The trading value per share of the common stock after the Reverse Split may not reflect the Ratio implemented by the Board and the trading value per share following the effective time of the Reverse Split may not be maintained for any period of time following the Reverse Split.  For example, based on the closing price of the common stock on October 22, 2018 of $0.20 per share, if the Reverse Split was implemented at a Ratio of 1-for-6, there is no assurance that the post-split trading price of the common stock would be $1.20 or even that it would remain above the pre-split trading price.  Accordingly, the total market capitalization of the common stock following a Reverse Split may be lower than before the Reverse Split.

●

Following the Reverse Split, our securities may still run the risk of being considered a low‑priced stock under the listing standards of the NYSE American, which could cause the our securities to be delisted from the NYSE American.

●

Effecting the Reverse Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “-Reasons for the Reverse Split” above.

●	The trading liquidity of the common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Split.
●

A shareholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the shareholder.  The Company believes such tax event will be minimal or insignificant for most shareholders.

No Going-Private Transaction

The common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements thereof.  We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Split.

Notwithstanding the decrease in the number of outstanding shares following the Reverse Split, the Board does not intend for the Reverse Split to be the first step in a “going‑private transaction” within the meaning of Rule 13e-3 of the Exchange Act.  In fact, since all fractional shares of common stock resulting from the Reverse Split will be rounded up to the nearest whole share, there will be no reduction in the number of shareholders of record that could provide the basis for a going-private transaction.

Accounting Consequences

The Reverse Split will not affect the par value of the common stock (which is no par value per share).  As a result, at the effective time of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced in proportion with the Ratio selected by the Board for the Reverse stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.

No Appraisal Rights

Under the Georgia Business Corporation Code, our shareholders are not entitled to appraisal rights with respect to the Reverse Split.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for our combination with another company).  However, the Reverse Split is not being proposed in response to any effort of which we are aware to accumulate shares of the common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and shareholders.

Federal Income Tax Consequences of the Reverse Split

A summary of the federal income tax consequences of the proposed Reverse Split to individual shareholders is set forth below.  It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect.  The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split.  In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Split.  Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Reverse Split on them under applicable federal, state, local and foreign income tax laws.

●

We believe that the Reverse Split will be a tax-free recapitalization for federal income tax purposes.  Accordingly, a shareholder will generally not recognize any gain or loss as a result of the receipt of the post‑Reverse Split common stock.  However, a shareholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the shareholder.  We believe such tax event will be minimal or insignificant for most shareholders.

●

The shares of post‑Reverse Split common stock in the hands of a shareholder (at least with respect to all shares other than the “rounded up” shares) will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre‑Reverse Split common stock held by that shareholder immediately prior to the Reverse Split.

●

A shareholder’s holding period for the post‑Reverse Split common stock (at least with respect to all shares other than the “rounded up” shares) will include the holding period of the pre‑Reverse Split common stock exchanged.

Required Vote

Approval of this Proposal 2 requires that the holders of at least a majority of the shares of common stock outstanding as of the record date vote “FOR” this Proposal 2.  Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” this Proposal 2.

Board Recommendation

The Board recommends that you vote “FOR” the amendment to the Articles of Incorporation to effect a Reverse Split of all of the issued and outstanding common stock at a Ratio of between one‑for‑six and one‑for‑twelve, with the Board determining, in its sole discretion, whether to effect the Reverse Split and the exact Ratio of any Reverse Split within such range, provided that all fractional shares as a result of the Reverse Split will be automatically rounded up to the next whole share, as described in this Proposal 2.

The Board recommends you vote “FOR” the Amendment of the Articles of Incorporation to effect the Reverse Split as described in this Proposal 2.

PROPOSAL 3:
RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee of the Board (the “Audit Committee”) has authority to retain and terminate the Company’s independent registered public accounting firm. On July 18, 2018, the Audit Committee appointed Cherry Bekaert as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018. The Audit Committee considered a number of factors in determining to appoint Cherry Bekaert as our independent registered public accounting firm, including the firm’s professional qualifications and resources, past performance, expertise in our industry, tenure and capability in handling the breadth and complexity of our business.

Although shareholder ratification of the appointment of Cherry Bekaert is not required, the Audit Committee and the Board are submitting the selection of Cherry Bekaert for ratification to obtain the view of the shareholders with respect to this matter.  If the shareholders do not ratify the appointment of Cherry Bekaert, then the Audit Committee will evaluate whether to select a different independent auditor.

KPMG LLP (“KPMG”) served as our independent registered accounting firm until July 18, 2018 and audited our consolidated financial statements for the years ended December 31, 2017 and 2016. The reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Representatives of Cherry Bekaert and KPMG are expected to be present at the Annual Meeting.  The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Required Vote

Approval of this Proposal 3 requires that the votes cast “FOR” this Proposal 3 exceed the votes cast “AGAINST” this Proposal 3. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” this Proposal 3.

Board Recommendation

The Board recommends a vote “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2018.

PROPOSAL 4:

adjournment of the Annual Meeting

General

If the Board determines it is necessary to adjourn or postpone the Annual Meeting in order to solicit additional proxies because there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2, then we intend to move to adjourn or postpone the Annual Meeting. If this occurs, then we will ask our shareholders to vote only upon Proposal 1, Proposal 3 and this Proposal 4, but not upon Proposal 2.

In this Proposal 4, we are asking you to authorize the Proxy Holders to vote in favor of one or more adjournments or postponements of the Annual Meeting to a later date or time, if the Board determines it is necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2. If the shareholders approve this Proposal 4, then we could adjourn or postpone the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously voted. Among other things, approval of this Proposal 4 could mean that, even if we had received proxies representing a sufficient number of votes “AGAINST” Proposal 2 to defeat Proposal 2, then we could adjourn or postpone the Annual Meeting without a vote on Proposal 2 and seek to convince the holders of those shares to change their votes to vote in favor of approval of Proposal 2.

If the Annual Meeting is adjourned or postponed to solicit additional proxies because there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2, then the time and place of the adjourned or postponed Annual Meeting will be announced at the time the adjournment is taken and, unless such adjournment or postponement is for more than 120 days or the Board fixes a new record date for the adjourned or postponed Annual Meeting, no other notice will be given.

This Proposal 4 relates only to an adjournment or postponement of the Annual Meeting for purposes of soliciting additional proxies to obtain the requisite shareholder approval to approve Proposal 2. Any other adjournment or postponement of the Annual Meeting (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy card.

Required Vote

Approval of this Proposal 4 requires that the votes cast “FOR” this Proposal 4 exceed the votes cast “AGAINST” this Proposal 4. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” this Proposal 4.

The Board recommends a vote “FOR” the adjournment or postponement of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2.

GOVERNANCE

Board Structure

Our Articles of Incorporation and Bylaws provide the Board with flexibility to select the appropriate leadership structure for the Company.  The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined or whether the Chairman of the Board should be a management or a non-management director.

William McBride, III served as our Chief Executive Officer and Chairman of the Board from October 2014 and until he separated from the Company on April 17, 2017. Since such date, the Board has not appointed a new Chairman of the Board. Allan J. Rimland served as our Chief Executive Officer from Mr. McBride’s separation from the Company until Mr. Rimland resigned effective October 17, 2017. Since October 18, 2017, Mr. Morrison has served as our Interim Chief Executive Officer.

Mr. Fox serves as the Lead Independent Director of the Board (the “Lead Independent Director”). As the primary interface between management and the Board, the Lead Independent Director provides a valuable counterweight to a combined Chairman and Chief Executive Officer role (when one exists) and serves as a key contact for the independent directors, thereby enhancing the Board’s independence from management.  The Lead Independent Director’s responsibilities include as applicable, among other things:

•	Consulting with the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) regarding the agenda for Board meetings;

•	Scheduling and preparing agendas for meetings of non-management directors;

•	Presiding over meetings of non-management directors and executive sessions of meetings of the Board from which employee directors are excluded;

•	Acting as principal liaison between non-management directors and the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) on sensitive issues; and

•	Raising issues with management on behalf of the non-management directors when appropriate.

The Board employs a number of corporate governance measures to provide an appropriate balance between the respective needs for the operational and strategic leadership provided by management directors, on one hand, and the oversight and objectivity of independent directors, on the other.  These corporate governance measures include having a Lead Independent Director with the responsibilities described above, having all of our standing Board committees consist entirely of independent directors, and having each independent director serve on Board committees. Further: (i) all directors play an active role in overseeing the Company’s business both at the Board and committee levels; (ii) directors have full and free access to members of management; and (iii) each of the Board committees has the authority to retain independent financial, legal or other experts as it deems necessary. Also, the Lead Independent Director holds separate executive sessions of non-management directors and independent directors as he deems necessary.

The Board believes that not having a Chairman of the Board is the most appropriate leadership structure for the Company at this time because of the small size of the Board.

Independence of Directors and Director Nominees

On January 1, 2017, the Board consisted of the following directors: Mr. McBride (separated from the Company on April 17, 2017), Mr. Rimland (resigned effective October 17, 2017), Thomas W. Knaup and Messrs. Fox, Morrison and Tenwick. Brian Szames was appointed to the Board on May 1, 2017.  Messrs. Knaup and Szames served as directors until their terms expired at the Company’s 2017 Annual Meeting of Shareholders held on December 20, 2017.  Mr. Taylor was appointed to the Board on February 1, 2018.

The NYSE American listing standards for smaller reporting companies require that at least 50% of the members of a listed company’s board of directors qualify as “independent,” as defined under NYSE American rules and as affirmatively determined by the company’s board of directors. After review of all the relevant transactions and relationships between each director (and his family members) and the Company, senior management and our independent registered public accounting firm, the Board affirmatively determined that, at all times during the year ended December 31, 2017, and through the date of this proxy statement the following directors (while serving as such) were independent within the meaning of applicable NYSE American rules: Messrs. Fox, Knaup, Tenwick, Morrison, Szames and Taylor, except that Mr. Morrison ceased being independent upon his appointment as Interim Chief Executive Officer on October 18, 2017.

For purposes of determining the independence of Mr. Fox, the Board considered: (i) the participation by an affiliate of Mr. Fox in a private placement transaction of convertible promissory notes issued by us in April 2015, with conversion prices at least equal to the greater of the book or market value of the common stock at the time we entered into a definitive agreement to issue such notes; and (ii) the letter agreement, dated October 1, 2013, among the Company, Mr. Fox and an affiliate of Mr. Fox regarding his service as a director. See “Board of Directors - Arrangements with Directors Regarding Election” and “Certain Relationships and Related Party Transactions - Related Party Transactions - Park City Capital.”

Director Nomination Process

With respect to the director nomination process, the Nominating Committee’s responsibilities include reviewing the size and overall composition of the Board and recommending changes to the Board; identifying and recommending to the Board qualified individuals to become Board members; making recommendations to the Board with respect to retirement arrangements or policies for Board members; monitoring and reviewing any issues relating to the independence of directors; considering director candidates recommended by shareholders; assisting the Board in developing processes and procedures for evaluating Board nominees recommended by shareholders; and recommending to the Board directors to be elected by the Board to fill vacancies.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC rules and the NYSE American listing standards and their willingness, ability and availability for service, as well as other criteria established by the Nominating Committee. The Nominating Committee believes that continuity in leadership maximizes the Board’s ability to exercise meaningful oversight. Because qualified incumbent directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in meetings of the Board and its committees.

The Nominating Committee will consider the recommendations of shareholders regarding potential director candidates. Any shareholder who wishes to have the Nominating Committee consider a candidate for election by the Board is required to give written notice of his or her intention to make such a nomination. For a description of the procedures required to be followed for a shareholder to nominate a potential director candidate, see “Additional Information - Procedures for Business Matters and Director Nominations for Consideration at the 2019 Annual Meeting.” A proposed nomination that does not comply with these procedures will not be considered by the Nominating Committee. There are no differences in the manner in which the Nominating Committee considers or evaluates director candidates it identifies and director candidates who are recommended by shareholders.

Board Diversity

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the members of the Nominating Committee will consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole. When identifying and recommending director nominees, the members of the Nominating Committee generally will view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board.  The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and its shareholders.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting our business strategy is a key part of the Board’s risk oversight and method for determining what constitutes an appropriate level of risk for us. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from an outside consultant. The Nominating Committee’s risk oversight responsibilities include recommending qualified nominees to be elected to the Board by our shareholders, reviewing and assessing periodically our policies and practices on corporate governance, and overseeing an annual evaluation of the Board.  In addition, in setting compensation, the Compensation Committee of the Board (the “Compensation Committee”) strives to create a combination of short-term and longer-term incentives that encourage a level of risk-taking behavior consistent with our business strategy.

Code of Ethics

We have adopted a written code of conduct, our Code of Business Conduct and Ethics, which is applicable to all our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions). Our Code of Business Conduct and Ethics is available in the corporate governance subsection of the Investors page of our website at www.regionalhealthproperties.com and also may be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.

Communication with the Board and its Committees

The Board welcomes communications from shareholders. Shareholders may send communications to the Board, any of its committees or one or more individual directors, in care of the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024. Any correspondence addressed to the Board of Directors, any of its committees or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

BOARD OF DIRECTORS

Directors and Director Nominees

Set forth below is, as of the date of this proxy statement, certain biographical information for each of our four director nominees, as well as a description of the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that each individual should serve as a director.

Michael J. Fox.  Mr. Fox, age 41, has served as a director since October 2013 and Lead Independent Director since April 2015.  Mr. Fox is the Chief Executive Officer of Park City Capital, LLC (“Park City”), a

value-oriented investment management firm he founded in June 2008.  From 2000 to 2008, Mr. Fox worked at J.P. Morgan in New York, most recently as Vice President and Senior Business Services Analyst. As J.P.Morgan’s Senior Business Services Analyst, Mr. Fox headed the firm’s Business Services equity research group from 2005 to 2008.  From 2000 to 2005 Mr. Fox was a member of J.P.Morgan’s Leisure equity research group, which was consistently recognized by Institutional Investor’s All America Research Team.  Mr. Fox also serves on the board of directors of Resonant Inc. Mr. Fox’s expertise and background in the financial and equity markets and his involvement in researching the commercial real estate industry provide experience that the Board considers valuable.

Brent Morrison.  Mr. Morrison, age 42, has served as a director since October 2014 and Interim Chief Executive Officer since October 18, 2017.  Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016. Mr. Morrison’s expertise and background in the financial and equity markets provide experience that the Board of Directors considers valuable.

Kenneth W. Taylor. Mr. Taylor, age 57, has served as a director since February 2018.  Mr. Taylor is the Chief Operations Officer and Chief Financial Officer for Cellairis, a leading supplier of mobile device accessories and repair services through 500 domestic and international franchisee operated company-leased stores since June 2012. Previously, Mr. Taylor served as Chief Operation Officer and Chief Financial Officer, for Anisa International, Inc., a leading manufacturer of cosmetic brushes, from 2009 to 2012, as Chief Financial Officer for InComm Holdings, Inc., a leading supplier of prepaid and gift cards products and networks, from 2004 to 2009, as Chief Financial Officer for The Edge Flooring, a private equity-backed flooring startup manufacturer, from 2003 to 2004, Chief Financial Officer for Numerex Corporation , a leading supplier of IoT products and gateways, from 2002 to 2003, as Chief Financial Officer for Rodenstock NA, Inc., a startup ophthalmic lens manufacturer, from 2001 to 2002, as Corporate Controller for Scientific Games Corporation, a leading supplier of products and services to the global lottery industry, from 1987 to 2000. Since 2010, Mr. Taylor has also served as a director for Thanks Again, LLC, a leading supplier of loyalty and consumer engagement services to global airports.  Mr. Taylor’s business and principal financial officer experience provide experience that the Board considers valuable.

David A. Tenwick.  Mr. Tenwick, age 80, is our founder and has served as a director since our organization was founded in August 1991.  Mr. Tenwick also served as Chairman of the Board from our founding until March 2015, and as the Company’s Interim Chief Executive Officer and President from June 1, 2014 to November 1, 2014. Prior to our founding, Mr. Tenwick was an independent business consultant from 1982 to 1990. In this capacity, he has served as a director and an officer of several businesses, including Douglass Financial Corporation, a surety company, and AmeriCare Health & Retirement, Inc., a long-term care management company. From 1967 until 1982, Mr. Tenwick was a director and an officer of Nucorp Energy, Inc., a company which he co-founded. Nucorp Energy was a public company that invested in oil and gas properties and commercial and residential real estate. Prior to founding Nucorp Energy, Mr. Tenwick was an enforcement attorney for the SEC. Mr. Tenwick is a member of the Ohio State Bar Association and was a founding member of the Ohio Assisted Living Association, an association that promotes high quality assisted living throughout the State of Ohio. Mr. Tenwick’s tenure with the Company and legal and business background provide experience that the Board considers valuable.

Arrangements with Directors Regarding Election

On October 1, 2013, we entered into a letter agreement (the “Fox Agreement”) with Park City and Mr. Fox pursuant to which the Board appointed Mr. Fox as a director of the Company effective October 23, 2013.

Pursuant to the Fox Agreement, for so long as Mr. Fox serves on the Board as a nominee of the Board, Park City shall take such action as may be required so that all of the capital stock of the Company which is entitled to vote generally in the election of directors (the “Voting Securities”) and is beneficially owned by Park City, or any person who, within the meaning of Rule 12b-2 under the Exchange Act, is “controlling,” “controlled by” or “under common control with” Park City (the “Park City Group”), is voted in favor of each of the Board’s nominees to the Board at any and all meetings of our shareholders or at any adjournment or postponement thereof or in any other circumstance in connection with which a vote, consent or other approval of holders of Voting Securities is sought with respect to the election of any nominee to the Board.

In addition, for so long as Mr. Fox serves on the Board as a nominee of the Board, Park City will not do or agree or commit to do (or encourage any other person to do or agree or commit to do) and will not permit any member of the Park City Group or any affiliate or associate thereof to do or agree or commit to do (or encourage any other person to do or agree or commit to do) any of the following:

(i)solicit proxies or written consents of shareholders with respect to any Voting Securities, or make, or in any way participate in, any solicitation of any proxy to vote any Voting Securities (other than as conducted by us), or become a participant in any election contest with respect to us;

(ii)seek to call, or request the call of, a special meeting of shareholders or seek to make, or make, any shareholder proposal at any meeting of shareholders that has not first been approved in writing by the Board;

(iii)make any request or seek to obtain, in any fashion that would require public disclosure by us, Park City or their respective affiliates, any waiver or amendment of any provision of the Fox Agreement or take any action restricted thereby; and

(iv)except as permitted by the Fox Agreement, make or cause to be made any statement or announcement that constitutes an ad hominem attack on us or our officers or directors in any document or report filed with or furnished to the SEC or any other governmental agency or in any press release or other publicly available format.

Furthermore, pursuant to the Fox Agreement, for so long as Mr. Fox serves on the Board as a nominee of the Board, Mr. Fox agrees to comply with all applicable policies and guidelines of the Company and, consistent with his fiduciary duties and his obligations of confidentiality as a member of the Board, to refrain from communicating to anyone any nonpublic information about us that he learns in his capacity as a member of the Board (which agreement shall remain in effect after Mr. Fox leaves the Board). Notwithstanding the foregoing, Mr. Fox may communicate such information to any member of the Park City Group who agrees to be bound by the same confidentiality restrictions applicable to Mr. Fox, provided that Mr. Fox shall be liable for any breach of such confidentiality by any such member. In addition, Mr. Fox has confirmed that each of the other members of the Park City Group has agreed not to trade in any of our securities while in possession of any nonpublic material information about us if and to the extent doing so would be in violation of applicable law or, without the prior written approval of the Board, to trade in any of our securities during any blackout period imposed by us.

Committees of the Board

The Board has three standing committees that assist it in carrying out its duties - the Audit Committee, the Compensation Committee and the Nominating Committee.

Each member of the Audit Committee, the Compensation Committee and the Nominating Committee is independent under the listing standards of the NYSE American.  The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investors page of our website at www.regionalhealthproperties.com and may also be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.  The following chart shows the membership of our standing committees, as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating Committee
Michael J. Fox	√	√	Chair
Brent Morrison	–	–	–
Kenneth W. Taylor	Chair	√	√
David A. Tenwick	√	Chair	√

Audit Committee. The Audit Committee was established in accordance with Section 3(e)(58)(A) of the Exchange Act.  The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed.  The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, reviews and reports upon various matters affecting the independence of the independent auditors and reviews with the independent auditors the results of the audit and management’s responses.  The Board has determined that Mr. Taylor qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and that he is independent for purposes of the NYSE American rules with respect to audit committee members.

Compensation Committee.  The Compensation Committee is responsible for establishing our compensation plans.  The Compensation Committee’s duties include the development with management of benefit plans for our employees and the formulation of bonus plans and incentive compensation packages.  The Compensation Committee approves the compensation of each senior executive and each member of the Board.  In approving the compensation of each senior executive (other than the Chief Executive Officer), the Compensation Committee may consider recommendations made by the Chief Executive Officer.  The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company.  The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities.  The purpose of the Compensation Committee’s activity is to assure that our resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Nominating Committee.  The Nominating Committee is responsible for evaluating and recommending to the Board qualified nominees for election as directors and qualified directors for committee membership, establishing evaluation procedures and conducting an annual evaluation of the performance of the Board, developing corporate governance principles, recommending those principles to the Board and considering other matters pertaining to the size and composition of the Board.

Director Attendance at Board, Committee and Annual Shareholder Meetings

During 2017, the Board held 17 meetings in person or telephonically and took action by written consent nine times, and the Audit Committee, Compensation Committee and Nominating Committee held four, one and two meetings in person or telephonically, respectively.  Each director attended at least 75%, collectively, of the meetings of the Board and its committees on which he served during 2017.  In addition, each director attended the 2017 Annual Meeting of Shareholders, except for Messrs. Fox and Taylor.  Directors are expected to make reasonable efforts to attend the Company’s annual meeting of shareholders.

DIRECTOR COMPENSATION

Director Compensation and Reimbursement Arrangements

On December 16, 2016, the Board and the Compensation Committee approved the Company’s director compensation plan for the year ended December 31, 2017. Pursuant to this plan, 2017 director fees for directors were set at $75,000, payable as follows: (i) $37,500 payable in cash; and (ii) $37,500 payable in restricted stock granted pursuant to the Company’s 2011 Stock Incentive Plan (the “2011 Plan”).  The Company paid the cash portion of the 2017 director fees in January 2017 and granted to each of Messrs. Fox, Morrison, Tenwick and Knaup, on December 16, 2016, a restricted stock award of 24,510 shares of common stock, which vests as to one-third of the shares on each of January 1, 2018, January 1, 2019 and January 1, 2020. On May 1, 2017, the Company granted to Mr. Szames 23,364 shares of restricted common stock with the same vesting schedule and, on June 1, 2017, paid Mr. Szames $25,000 in cash. The cash and stock portions of Mr. Szames’s 2017 director compensation were prorated based on his appointment to the Board in May 2017. Mr. Szames’s restricted stock award was forfeit upon the expiration of his term as a director at the Company’s 2017 Annual Meeting of Shareholders held on December 20, 2017.

On April 23, 2018, the Board and the Compensation Committee approved the Company’s director compensation plan for the year ending December 31, 2018. Pursuant to this plan, 2018 director fees for all directors (including Mr. Morrison), were set at $75,000, payable as follows: (i) $37,500 payable in cash; and (ii) $37,500 payable in restricted stock granted pursuant to the 2011 Plan. The Company paid half the cash portion of the 2018 director fees in July 2018 (excluding such payment to Mr. Morrison), and granted, on April 24, 2018, to each of Messrs. Fox, Morrison and Tenwick a restricted stock award of 125,166 shares of common stock, and to Mr. Taylor a restricted stock award of 114,736 shares of common stock. All restricted stock awards vest as to one-third of the shares on each of January 1, 2019, January 1, 2020 and January 1, 2021. The cash and stock portions of Mr. Taylor’s 2018 director compensation were prorated based on his appointment to the Board in February 2018.

In addition, each director (including Mr. Morrison) also received, or will receive, a payment of $1,000 in cash for each in-person Board meeting attended during the year ended December 31, 2017 and ending December 31, 2018.  Directors are also reimbursed for travel and other out-of-pocket expenses in connection with their duties as directors.

Director Compensation Table

The following table sets forth information regarding compensation paid to our directors (except Mr. Morrison) for the year ended December 31, 2017. Director compensation paid to Mr. Morrison for the year ended December 31, 2017 is included in the “Other Compensation” column under “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”

Name	Fees earned or paid in cash	Stock awards(1)	All other compensation (3)	Total
	$	$	$	$
Michael J. Fox	38,500	37,500 (2)	—	76,000
Thomas Knaup*	38,500	37,500 (2)	—	76,000
Brian Szames**	25,000	37,500 (2)	1,389	63,889
David A. Tenwick	38,500	37,500 (2)	2,756	78,756

*	Mr. Knaup ceased serving as a director upon the expiration of his term as a director at the Company’s 2017 Annual Meeting of Shareholders held on December 20, 2017.
**

Effective December 20, 2017, all stock awards for Mr. Szames were forfeited due to the expiration of his term as a director at the Company’s 2017 Annual Meeting of Shareholders held on December 20, 2017.

(1)

The amounts set forth reflect the full aggregate grant date market value of the awards granted.  For a description of the assumptions used to determine fair value, see Note 13- Stock Based Compensation to the Company’s audited consolidated financial statements included in the 2017 Annual Report.

(2)

Represents a restricted stock grant of 24,510 shares of common stock with a grant price of $1.53 per share which vests as to one-third of the shares on each of January 1, 2018, January 1, 2019 and January 1, 2020.

(3)	The amounts set forth reflect amounts reimbursed for travel and other out-of-pocket expenses incurred in connection with director duties.

The number of outstanding exercisable and unexercisable options and warrants, and the number of unvested shares of restricted stock held by each of our directors (excluding Mr. Morrison) as of December 31, 2017 are shown below. Mr. Morrison’s outstanding equity awards as of December 31, 2017 are included in “Executive Compensation – Executive Compensation Tables – Outstanding Equity Awards at Fiscal Year-End Table.”

	As of December 31, 2017
	Number of Shares Subject to Outstanding Options or Warrants		Number of Shares of Unvested Restricted Stock
Director	Exercisable	Unexercisable

Michael J. Fox (1)	73,532	—	48,665
Thomas Knaup	—	—	—
Brian Szames (2)	—	—	—
David A. Tenwick	27,778	—	48,665

(1)	Excludes 328,418 shares subject to outstanding, exercisable warrants purchased by an affiliate of Mr. Fox unrelated to director compensation.
(2)	Stock awards for Mr. Szames were forfeited upon the expiration of his term as a director at the Company’s 2017 Annual Meeting of Shareholders held on December 20, 2017.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our current executive officers as of the date of this proxy statement. Our executive officers serve at the discretion of the Board, subject to applicable employment arrangements. See “Executive Compensation – Employment Arrangements With Current Officers.”

Name	Age	Position
Brent Morrison	42	Interim Chief Executive Officer
E. Clinton Cain	38	Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer

E. Clinton Cain. Mr. Cain, age 38, has served as our Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer since October 18, 2017 and as our Senior Vice President, Chief Accounting Officer and Controller since February 2016.  Mr. Cain has previously served as Vice President of Finance at the Company beginning September 2014, before which time he worked as a Senior Financial Analyst at the Company beginning in June 2011. Prior to joining the Company, Mr. Cain worked as an audit associate at Habif, Arogeti & Wynne, LLP, in Atlanta, Georgia, and Huber, Erickson, and Bowman, LLC, in Salt Lake City, Utah, both certified public accounting firms.

For biographical information for Mr. Morrison, see “Board of Directors – Directors and Director Nominees.”

Executive Compensation Tables

Summary Compensation Table.  The following table sets forth the compensation paid to, earned by or accrued for our principal executive officer and our other most highly compensated executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2017 (collectively, our “named executive officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
William McBride III	2017	118,653	—	—		379,974	(2)	498,627
Former Chairman and
Former Chief Executive Officer	2016	300,000	—	—		104,000	(3)	404,000
(former principal executive officer)*
Allan J. Rimland	2017	223,877	—	—		97,293	(4)	321,170
Former Chief Executive Officer, Former President,
Former Chief Financial Officer and	2016	250,000	—	—		169,141	(5)	419,141
Former Corporate Secretary (former principal financial officer)**
Brent Morrison	2017	—	—	37,500	(6)	56,747	(7)	94,247
Interim Chief Executive Officer, Interim President and
Director	—	—	—	—		—		—
(principal executive officer)***
E. Clinton Cain
Interim Chief Financial Officer, Senior Vice President and	2017	120,000	—	—		—		120,000
Chief Accounting Officer
(principal accounting officer)****	2016	120,000	11,500	—		—		131,500

*

Mr. McBride served as the Company’s Chairman and Chief Executive Officer (and principal executive officer) from October 2014 and until he separated from the Company on April 17, 2017. Mr. Rimland commenced serving as the Company’s Chief Executive Officer (and principal executive officer) upon such separation.

**

Mr. Rimland served as the Company’s Chief Financial Officer (and principal financial officer) from April 2015, and as the Company’s Chief Executive Officer (and principal executive officer) from Mr. McBride’s separation, until Mr. Rimland resigned effective October 17, 2017.

***

Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) on October 18, 2017.

****	Mr. Cain commenced serving as the Company’s Interim Chief Financial Officer (and principal financial officer) on October 18, 2017.

(1)

The amounts set forth above reflect the full aggregate grant date fair value of the awards granted. For a description of the assumptions used to determine fair value, see Note 13- Stock Based Compensation to the Company’s audited consolidated financial statements included in the 2017 Annual Report.

(2)

Represents: (i) $360,000, pursuant to a Settlement Agreement and Mutual Release entered into between the Company and Mr. McBride on September 26, 2017, $300,000 of which is payable over a 24-month period commencing October 31, 2017 pursuant to the terms of an Unsecured Negotiable Promissory Note; and (ii) certain business-related and commuting expenses reimbursed by the Company of approximately $19,974. See “– Arrangements with Former Officers.”

(3)

Represents payments in the amount of $104,000 to Mr. McBride in respect of the taxes owed by Mr. McBride related to the vesting of 50,000 shares of common stock on October 10, 2016 under a restricted stock award of 150,000 shares of common stock granted on October 10, 2014. Pursuant to Mr. McBride’s employment agreement, the Company agreed to pay all taxes owed in connection with such grants.

(4)

Represents: (i) certain business-related and commuting expenses reimbursed by the Company of approximately $46,949; (ii) an accrual in the amount of $48,365 to Mr. Rimland in respect of the taxes owed by Mr. Rimland related the vesting of 41,666 shares of common stock on April 1, 2016, under a restricted stock award of 125,000 shares of common stock granted April 1, 2015; and (iii) payments in the amount of $1,979 with respect to the Company’s matching on the 401(k) plan. Pursuant to Mr. Rimland’s employment agreement, the Company agreed to pay all taxes owed in connection with his restricted stock grants.

(5)

Represents: (i) certain business-related and commuting expenses reimbursed by the Company of approximately $69,557; and (ii) payments in the amount of $99,584 to Mr. Rimland in respect of the taxes owed by Mr. Rimland related the vesting of 41,666 shares of common stock on April 1, 2017, under a restricted stock award of 125,000 shares of common stock granted April 1, 2015. Pursuant to Mr. Rimland’s employment agreement, the Company agreed to pay all taxes owed in connection with such grants.

(6)

Represents compensation paid to Mr. Morrison as a director for the year ended December 31, 2017, in the form of: (i) a restricted stock grant of 36,232 shares of common stock, with respect to 2016 compensation, that has a grant price of $2.07 per share which vests as to one-third of the shares on January 1, 2017, January 1, 2018 and January 1, 2019; and (ii) a restricted stock grant of 24,510 shares of common stock with a grant price of $1.53 per share which vests as to one-third of the shares on January 1, 2018, January 1, 2019 and January 1, 2020.

(7)

Represents: (i) fees paid to Mr. Morrison as a director for the year ended December 31, 2017 of $38,500; (ii) $10,747 reimbursed for travel, accommodation in Atlanta and other out-of-pocket expenses in connection with his duties as Interim Chief Executive Officer and Interim President; and (iii) $7,500 paid for his services as Interim Chief Executive Officer and Interim President.

Outstanding Equity Awards at Fiscal Year-End Table.  The Outstanding Equity Awards at Fiscal Year-End table below sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2017:

	OPTION AWARDS				STOCK AWARDS
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)— Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Award: Total Number of Unearned Shares, Units or Other Rights that have Not Vested		Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested
William McBride III, Former Chairman and Former Chief Executive Officer (former principal executive officer)*	200,000	—	$4.49	10/10/2024	—		$—
Allan J. Rimland, Former Chief Executive Officer, Former President, Former Chief Financial Officer and Former Corporate Secretary (former principal financial officer)**	183,333	—	$4.25	4/1/2025	—		$—
Brent Morrison, Interim Chief Executive Officer, Interim President and Director (principal executive officer)	51,865	—	$3.90	12/17/2024	48,665	(1)	$8,273
E. Clinton Cain, Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer (principal financial officer and principal accounting officer)	4,500	—	$4.30	4/17/2023	2,597	(2)	$441

*

Mr. McBride served as the Company’s Chief Executive Officer (and principal executive officer) from October 2014 and until his separation from the Company on April 17, 2017. Mr. Rimland commenced serving as the Company’s Chief Executive Officer (and principal executive officer) upon such separation. See “Executive Compensation – Arrangements With Former Officers - William McBride, III.”

**

Mr. Rimland served as the Company’s Chief Financial Officer (and principal financial officer) from April 2015, and Chief Executive Officer (and principal executive officer) from Mr. McBride’s separation until Mr. Rimland resigned effective October 17, 2017. Mr. Morrison, a director of the Company, commenced serving as the Company’s Interim Chief Executive Officer (and principal executive officer) on October 18, 2017. See “Executive Compensation - Arrangements With Former Officers – Allan J. Rimland.”

(1)

Restricted shares vest on the following schedule: 8,170 shares on January 1, 2018, 12,077 shares on January 27, 2018, 8,170 shares on January 1, 2019, 12,078 shares on January 27, 2019 and 8,170 shares on January 1, 2020.

(2)	Restricted shares vest on December 31, 2018.

Employment Arrangements With Current Officers

Brent Morrison. On November 17, 2017, the Board and the Compensation Committee determined that Mr. Morrison will be entitled to receive, as compensation for his service as Interim Chief Executive Officer and Interim President,  a cash payment in the amount of $15,000 per month, without withholdings, payable on a date to be determined by Mr. Morrison, as well as reimbursement for reasonable travel and other out-of-pocket expenses incurred by Mr. Morrison in connection with the performance of his duties as Interim Chief Executive Officer and Interim President. Mr. Morrison is also entitled to receive director compensation as discussed under “– Executive Compensation Tables – Summary Compensation Table” and “Director Compensation – Director Compensation and Reimbursement Arrangements.”

E. Clinton Cain. Mr. Cain commenced serving as the Company’s Interim Chief Executive Officer and Senior Vice President on October 18, 2017, upon Mr. Rimland’s resignation effective October 17, 2017. On February 4, 2016 the Board appointed Mr. Cain as the Company's Senior Vice President, Chief Accounting Officer and Controller.

The Compensation Committee has not yet made any determination regarding compensation for Mr. Cain in respect of this service as Interim Chief Financial Officer.

In connection with Mr. Cain’s employment and in respect of performance during the year ended December 31, 2015 prior to becoming an executive officer, the Company granted to Mr. Cain on January 1, 2016 a restricted stock award of 7,792 shares of common stock with a grant price of $2.49 per share, which vests with respect to one-third of such shares on January 1, 2017, January 1, 2018 and January 1, 2019.

Arrangements With Former Officers

William McBride, III.  Mr. McBride served as the Company’s Chairman and Chief Executive Officer from October 2014 and until he separated from the Company on April 17, 2017, pursuant to an employment agreement between the Company and Mr. McBride, effective October 10, 2014, as amended. Pursuant to the employment agreement, as amended, the Company employed Mr. McBride as its Chief Executive Officer on the following terms: (i) the Company paid to Mr. McBride an annual base salary of $300,000, subject to increase by the Compensation Committee of the Board; (ii) Mr. McBride was eligible to earn an annual bonus based on achievement of performance goals established by the Compensation Committee of the Board of up to 100% of his base salary; and (iii) the Company provided Mr. McBride with such other benefits as other senior executives of the Company receive. The employment agreement had an initial term of three years and was, subject to automatic consecutive renewal terms of one year unless notice of non-renewal was provided pursuant to the employment agreement.

In connection with Mr. McBride’s employment, the Company granted to Mr. McBride: (i) on October 10, 2014, 150,000 shares of restricted common stock, which vest as to one-third of the shares on each of the three subsequent anniversaries of the grant date; (ii) on January 1, 2015, 50,000 shares of restricted common stock, which vest as to one-third of the shares on October 10, 2015, October 10, 2016 and October 10, 2017; (iii) on October 10, 2014, a ten-year warrant to purchase 300,000 shares of common stock, with an exercise price of $4.49, which vests as to one-third of the shares on each of the three subsequent anniversaries of the grant date; (iv) a restricted stock award of 28,986 shares of common stock with a grant price of $2.07 per share, which vested immediately on the grant date of January 27, 2016; and (v) a five-year option to purchase 77,186 shares of common stock with an exercise price of $2.07 per share, which vested immediately on the grant date of January 27, 2016. The awards of restricted common stock were granted under the 2011 Plan. Under the employment agreement, the Company paid to Mr. McBride an additional bonus during each applicable year to reimburse him for any state and federal income tax liability he incurred as a result of the vesting of his restricted stock awards (whether by the passage of time or upon acceleration of vesting), which bonus amount was “grossed up” to compensate Mr. McBride for the additional tax liability of such bonus.

Under Mr. McBride’s employment agreement:

• if Mr. McBride were terminated for cause, then he would receive any accrued but unpaid salary through his termination date;

• if Mr. McBride were to terminate his employment without good reason, then he would receive any accrued but unpaid salary through his termination date and any earned but unpaid bonus amounts with respect to the preceding completed fiscal year; and

• if: (i) Mr. McBride were terminated without cause; (ii) Mr. McBride were to terminate his employment for good reason; (iii) Mr. McBride were terminated in a change of control termination; or (iv) the Company were to decline to renew the employment agreement after its initial term or any subsequent term, then: (a) except in the case of a nonrenewal by the Company, Mr. McBride would receive a lump sum amount equal to $700,000 if the termination date occurred prior to October 10, 2017 and two times his then-current base salary if the termination date occurred thereafter; (b) in the case of nonrenewal by the Company, Mr. McBride would receive a lump sum amount equal to two times his then-current base salary; (c) the awards of restricted stock and the warrant granted to Mr. McBride would automatically accelerate so as to be fully vested as of his termination date; and (d) Mr. McBride would be reimbursed for monthly premiums paid by him under the Consolidated Omnibus Budget Reconciliation Act of 1985 for up to 18 months.

Under Mr. McBride’s employment Agreement, if Mr. McBride were terminated due to his death or disability, Mr. McBride (or his estate or beneficiaries, as the case may be) would receive a lump sum severance payment equal to all accrued and unpaid salary through the date of termination plus a pro-rata bonus payment amount calculated as the product of any bonus Mr. McBride would have earned for the fiscal year times a fraction representing the portion of the year he was employed prior to such termination.

For purposes of the employment agreement: (i) a termination is deemed for “cause,” only if it is based upon conviction of (or pleading guilty or nolo contendere to) a felony, material disloyalty to the Company, or Mr. McBride having engaged in unethical or illegal behavior which is of a public nature and results in material damage to the Company; (ii) “good reason” means a material diminution in Mr. McBride’s authority or responsibilities, a material change in the geographic location at which Mr. McBride must regularly perform the services to be performed by him, any other action or inaction that constitutes a material breach by the Company of the employment agreement, or, subject to certain notice and cure provisions, the failure by the Company to continue in effect any material benefit plan in which Mr. McBride participates and such failure occurs during the period commencing three months prior to a change of control (as defined in the agreement) and ending one year after a change of control; and (iii) a “change of control termination” means that, during the three months prior, or within one year after, a change of control, Mr. McBride is terminated without cause or he terminates his employment for good reason.

On April 17, 2017, Mr. McBride separated from the Company and ceased serving as its Chief Executive Officer and a director, and ceased serving in all other positions he held with the Company and its subsidiaries. In connection with such separation, all unvested portions of the warrant and restricted stock awards issued to him under his employment agreement were forfeited.  On September 26, 2017, Mr. McBride and the Company entered into a Settlement Agreement and Mutual Release, effective October 4, 2017 (the “Settlement Agreement”), pursuant to which, among other things, and in lieu of any other rights or obligations under Mr. McBride’s employment agreement:

(i)	the Company paid to Mr. McBride $60,000 in cash;

(ii)	the Company issued to Mr. McBride an Unsecured Negotiable Promissory Note with an original principal amount of $300,000 (the “McBride Note”);

(iii)

Mr. McBride released the Company from all claims and liabilities, including those arising out of his employment, and his employment agreement, with the Company and his separation therefrom (but excluding claims to enforce the provisions of the Settlement Agreement, the McBride Note and the indemnification provisions under his employment agreement);

(iv)

the Company released Mr. McBride from all claims and liabilities arising out of his employment, and his employment agreement, with the Company and his separation therefrom (excluding (a) claims for intentional tortious conduct, fraud or arising out criminal misconduct other than in connection with such separation (provided such claims were not known to, or reasonably discoverable by the Company), and (b) claims to enforce the provisions of the Settlement Agreement and the restrictive covenants under the employment agreement); and

(v)	from after the effective date of the Settlement Agreement, the termination of Mr. McBride’s employment shall be deemed a resignation by Mr. McBride.

The McBride Note accrues interest at an annual rate of four percent (4%) and principal and interest is payable in 24 equal monthly installments of $13,027.42, which payments commenced on October 31, 2017 and shall end on September 30, 2019. Upon the existence and continuation of an Event of Default (as defined in the McBride Note), interest accrues at a default rate of eighteen percent (18%) per annum.

Allan J. Rimland. Mr. Rimland resigned from the Company effective October 17, 2017, after serving as its Chief Executive Officer since April 17, 2017, its Chief Financial Officer and President since April 1, 2015, and a director since October 14, 2015. Mr. Rimland served as the Company’s Chief Financial Officer and President under an employment agreement between the Company and Mr. Rimland, effective April 1, 2015, pursuant to which: (i) the Company paid to Mr. Rimland an annual base salary of $250,000, subject to increase by the Compensation Committee; (ii) Mr. Rimland was eligible to earn an annual bonus based on achievement of performance goals established by the Compensation Committee of up to 100% of his base salary; and (iii) the Company provided Mr. Rimland with such other benefits as other senior executives of the Company receive. The employment agreement had an initial term of three years and was, subject to automatic consecutive renewal terms of one year unless notice of non-renewal was provided pursuant to the employment agreement.

In connection with Mr. Rimland’s employment, the Company granted to Mr. Rimland on April 1, 2015: (i) 125,000 shares of restricted common stock, which vest as to one-third of the shares on each of the three subsequent anniversaries of the grant date; and (ii) a ten-year warrant to purchase 270,000 shares of common stock, with an exercise price of $4.25, which vests as to one-third of the shares on each of the three subsequent anniversaries of the grant date. The award of restricted common stock was granted under the 2011 Plan. Under the employment agreement, the Company paid to Mr. Rimland an additional bonus during each applicable year to reimburse him for any state and federal income tax liability he incurred as a result of the vesting of his restricted stock award (whether by the passage of time or upon acceleration of vesting), which bonus amount was “grossed up” to compensate Mr. Rimland for the additional tax liability of such bonus.

Under Mr. Rimland’s employment agreement:

•	if Mr. Rimland were terminated for cause, then he would receive any accrued but unpaid salary through his termination date;
•

if Mr. Rimland were to terminate his employment without good reason, then he would receive any accrued but unpaid salary through his termination date and any earned but unpaid bonus amounts with respect to the preceding completed fiscal year; and

•

if: (i) Mr. Rimland were terminated without cause; (ii) Mr. Rimland were to terminate his employment for good reason; (iii) Mr. Rimland were terminated in a change of control termination; or (iv) the Company were to decline to renew the employment agreement after its initial term or any subsequent term, then: (a) Mr. Rimland would receive a lump sum amount equal to two times his then current base salary; (b) the award of restricted stock and the warrant granted to Mr. Rimland would automatically accelerate so as to be fully vested as of his termination date; and (c) Mr. Rimland would be reimbursed for monthly premiums paid by him under the Consolidated Omnibus Budget Reconciliation Act of 1985 for up to 18 months.

Under Mr. Rimland’s employment Agreement, if Mr. Rimland were terminated due to his death or disability, Mr. Rimland (or his estate or beneficiaries, as the case may be) would receive a lump sum severance payment equal to all accrued and unpaid salary through the date of termination plus a pro-rata bonus payment amount calculated as the product of any bonus Mr. Rimland would have earned for the fiscal year times a fraction representing the portion of the year he was employed prior to such termination.

For purposes of the employment agreement: (i) a termination is deemed for “cause,” only if it is based upon conviction of (or pleading guilty or nolo contendere to) a felony, material disloyalty to the Company, or Mr. Rimland having engaged in unethical or illegal behavior which is of a public nature and results in material damage to the Company; (ii) “good reason” means a material diminution in Mr. Rimland’s authority or responsibilities, a material change in the geographic location at which Mr. Rimland must regularly perform the services to be performed by him, any other action or inaction that constitutes a material breach by the Company of the employment agreement, or, subject to certain notice and cure provisions, the failure by the Company to continue in effect any material benefit plan in which Mr. Rimland participates and such failure occurs during the period commencing three months prior to a change of control (as defined in the agreement) and ending one year after a change of control; and (iii) a “change of control termination” means that, during the three months prior, or within one year after, a change of control, Mr. Rimland is terminated without cause or he terminates his employment for good reason.

Effective October 17, 2017, Mr. Rimland resigned from the Company and all unvested portions of the restricted stock award issued to him under his employment agreement became forfeited.

Retirement Programs

Our retirement programs are designed to facilitate the retirement of employees, including our named executive officers, who have performed for us over the long term. We currently maintain a 401(k) plan with a match of 50% of the first 2% of an employee’s contribution as well as non-qualified employee stock purchase program. The terms of these plans are essentially the same for all employees. Our named executive officers participate in the plans on the same basis as all other employees. We do not provide our named executive officers any special retirement benefits.

AUDIT COMMITTEE MATTERS

Change in Independent Registered Public Accounting Firm

On July 18, 2018, the Audit Committee concluded a competitive review process of independent registered public accounting firms. As a result of this process and following careful deliberation, on July 18, 2018, the Audit Committee approved the dismissal of KPMG as the Company’s independent registered public accounting firm effective as of such date. The Company provided KPMG with formal notice of such dismissal on July 18, 2018.

The reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding KPMG's dismissal, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

On July 18, 2018, the Audit Committee engaged Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Cherry Bekaert's engagement, neither the Company nor anyone on its behalf consulted with Cherry Bekaert regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2017:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions, and it operates under a written charter adopted by the Board.  The Audit Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2017, with management and KPMG, the Company’s independent registered public accounting firm for the year ended December 31, 2017.  Management is responsible for the presentation and integrity of the Company’s consolidated financial statements; selecting accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting for the year ended December 31, 2017; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

KPMG was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.  The Audit Committee reviewed KPMG’s Report of Independent Registered Public Accounting Firm included in the 2017 Annual Report related to KPMG’s audit of the consolidated financial statements of the Company for the year ended December 31, 2017.

The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance.  In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with KPMG the firm’s independence.

Based on the foregoing discussions with and reports of management and the independent registered accounting firm of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2017, be included in the 2017 Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,
Kenneth W. Taylor, Chair Michael J. Fox David A. Tenwick

Fees and Services of Our Independent Registered Public Accounting Firm

Pursuant to appointment by the Audit Committee, KPMG audited the financial statements of the Company and its subsidiaries for the years ended December 31, 2017 and 2016.

The following table sets forth the aggregate fees that KPMG billed to the Company for the years ended December 31, 2017 and 2016, respectively.  All of the fees were approved by the Audit Committee in accordance with its policies and procedures.

	December 31,
(000’s)	2017	2016
Audit fees (total)(1)	$385	$350
Audit‑related fees (total)(2)	85	70
Tax fees	—	—
All other fees	—	—
Total fees	$470	$420

(1)

Audit fees include fees associated with professional services rendered by KPMG for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)	Audit-related fees include fees for the audit of our HUD-financed properties and additional services related to acquisitions, registration statements and other regulatory filings.

Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Riverchase.  On April 9, 2010, Riverchase Village ADK, LLC (“Riverchase”), then a wholly owned subsidiary of the Company, entered into a purchase agreement with a third party to acquire the assets of Riverchase Village, a 105-bed assisted living facility located in Hoover, Alabama. On June 22, 2010, the Company assigned to Christopher F. Brogdon (a then director of the Company, beneficial owner of more than 5% of the common stock and the Company’s former Chief Acquisition Officer) 100% of the membership interests in Riverchase (the “Assignment”). On June 25, 2010, Riverchase, then owned by Mr. Brogdon, completed the acquisition of the Riverchase Village facility. Riverchase financed the purchase of the Riverchase Village facility by borrowing from the Medical Clinic Board of the City of Hoover, Alabama the proceeds from the issuance of certain bonds with an aggregate principal amount of $6.3 million (the “Riverchase Bonds”). As part of the financing, AdCare guaranteed Riverchase’s obligations under the Riverchase Bonds.

On November 20, 2015, Riverchase sold the Riverchase Village facility to Omega Communities, LLC for a purchase price of $6.9 million. In connection with such sale, the Riverchase Bonds were repaid in full, and AdCare was released from its guaranty of Riverchase’s obligations thereunder.

Letter Agreement with Brogdon.  On March 3, 2014, the Company and certain of its subsidiaries entered into a letter agreement (the “Letter Agreement”) with Mr. Brogdon and entities controlled by him, pursuant to which, among other things: (i) the parties agreed to terminate the management agreements between subsidiaries of the Company and the Brogdon entities under which the Company subsidiaries managed eight skilled nursing facilities located in Oklahoma owned by the Brogdon entities; and (ii) Mr. Brogdon executed a promissory note in favor of the Company in principal amount of $523,663, which represented amounts owed by the Brogdon entities pursuant to the management agreements and owed by GL Nursing, LLC (an entity controlled by Mr. Brogdon) to the Company in connection with the Company’s assignment to GL Nursing, LLC in May 2012 of the Company’s rights to acquire a skilled nursing facility located in Lonoke, Arkansas. The promissory note was originally payable in five equal monthly installments commencing on September 1, 2014 and ending on December 31, 2014, and did not bear interest. The promissory note provided that, upon sale of the Riverchase Village facility, the Company would receive the sales proceeds in accordance with a schedule set forth in the promissory note.

On May 15, 2014, the Company and certain of its subsidiaries entered into an amendment to the Letter Agreement (the “Letter Agreement First Amendment”), pursuant to which the Company paid $92,323 (the “Tax Payment”) to the appropriate governmental authorities of Jefferson County, Alabama, such amount representing outstanding real property taxes due on the Riverchase Village facility. The Company determined that it was in its best interests to make the Tax Payment in order to preserve the Company’s interest in the sale of the Riverchase Village facility. The parties also agreed to amend and restate the promissory note issued by Mr. Brogdon in favor of the Company to reflect a new principal amount of $615,986, which amount represents the original principal amount of the note plus the Tax Payment. Prior to the sale of the Riverchase Village facility in November 2015, the Company made a payment in the amount of $85,000 (the “Principal Obligation”) on behalf of Riverchase with respect to its obligations under the Riverchase Bonds. On October 10, 2014, Riverchase issued a promissory note in favor of the Company in the principal amount of $177,323, which represented the amount of Tax Payment plus the Principal Obligation. The note does not bear interest and was due upon the closing of the sale of the Riverchase Village facility.

On October 10, 2014, the Company and certain of its subsidiaries entered into a second amendment to the Letter Agreement, as amended (the “Letter Agreement Second Amendment”), with Mr. Brogdon and entities controlled by Mr. Brogdon, pursuant to which, among other things: (i) the Company reduced the principal amount of the promissory note issued by Mr. Brogdon by the amount equal to $92,323 (which represents the amount of the Tax Payment) plus $255,000 (which represents an offset of amounts owed by the Company to Mr. Brogdon under his consulting agreement with the Company, which terminated in November 2015); and (ii) the parties agreed that the net sales proceeds from the sale of the Riverchase Village facility would be distributed so that any net sales proceeds shall first be paid to the Company to satisfy the $177,323 outstanding under the note issued by Riverchase to the Company.

On March 25, 2015, the Company and certain of its subsidiaries entered into a third amendment to the Letter Agreement (the “Letter Agreement Third Amendment”), with Mr. Brogdon and entities controlled by him, pursuant to which Riverchase and the Company agreed to amend the promissory note issued by Riverchase to the Company to: (i) increase the principal amount due under the promissory note issued by Riverchase to the Company by any additional real property tax payments made by the Company with respect to the Riverchase Village facility and (ii) to state that such promissory note would not bear interest. The Letter Agreement Third Amendment amended the Letter Agreement, among other things, to provide a schedule for the payment to the Company of the net sales proceeds resulting from a sale of the Riverchase Village facility. The Letter Agreement Third Amendment required that the net sales proceeds from such sale be distributed to the Company as follows: (i) an amount sufficient to satisfy all amounts due and owing under the promissory note issued by Riverchase to the Company; (ii) one-half of the then remaining net sales proceeds; (iii) an amount sufficient to satisfy the amounts due and owing under the promissory note issued by Mr. Brogdon to the Company; and (iv) the then remaining balance of net sales proceeds. In connection with the Letter Agreement Third Amendment, the Company and Mr. Brogdon amended the promissory note issued by Mr. Brogdon to the Company to provide that principal balance plus any accrued interest under the promissory note shall be due and payable on the earlier of: (a) December 31, 2015; or (b) the closing of the sale of the Riverchase Village facility.

On November 10, 2016, the Company and Mr. Brogdon further amended the promissory note issued by Mr. Brogdon to the Company to extend its maturity date to December 31, 2017. As a condition to such amendment, Winter Haven Homes, Inc. (“Winter Haven”), an entity owned and controlled by Mr. Brogdon, has agreed to waive payment of certain charges otherwise due and owing from the Company to Winter Haven from January 1, 2016 to July 31,2016.

As of December 31, 2017, principal due and payable under the promissory note: (i) issued by Mr. Brogdon to the Company was $268,663; and (ii) issued by Riverchase to the Company was $95,000.

Personal Guarantor on Loan Agreements.  Mr. Brogdon serves as personal guarantor on certain loan agreements entered into by the Company prior to 2015. At October 22, 2018, the total outstanding principal owed under such loan agreements was approximately $5.4 million.

Park City Capital.  In January 2017, the Company repurchased the $1,000,000 promissory note held by Park City Capital Offshore Master, Ltd. (“Park City Offshore”) pursuant to the terms of the Company’s previously announced cash tender offer for any and all of the outstanding promissory notes of the same series. For a description of the tender offer, see Note 9 – Notes Payable and Other Debt to the Company’s audited consolidated financial statements included in the 2017 Annual Report.

Mr. Fox is a an affiliate of Park City Offshore, a director of the Company since October 2013, Lead Independent Director since April 1, 2015 and a beneficial owner of greater than 5% of the outstanding common stock. For a description of the arrangements between the Company and Mr. Fox regarding his service as a director, see “Board of Directors - Arrangements With Directors Regarding Election.”

Doucet Asset Management, LLC. On June 10, 2014, Doucet Capital, LLC, Doucet Asset Management, LLC, Christopher L. Doucet and Suzette A. Doucet jointly filed with the SEC a Schedule 13D reporting beneficial ownership of greater than 5% of the common stock.

In January 2017, the Company repurchased the notes in aggregate principal amount of $250,000 held by Mr. and Ms. Doucet pursuant to the terms of the Company’s previously announced cash tender offer for any and all of the outstanding promissory notes of the same series. For a description of the tender offer, see Note 9 – Notes Payable and Other Debt to the Company’s audited consolidated financial statements included in the 2017 Annual Report.

On January 19, 2017, Doucet Capital, LLC, Doucet Asset Management, LLC and Mr. and Ms. Doucet jointly filed with the SEC a Schedule 13D reporting beneficial ownership of less than 5% of the common stock as a result of the convertible notes repurchased by the Company pursuant to such tender offer.

William McBride, III. For a description of certain transactions with Mr. McBride, our former Chairman and Chief Executive Officer, see “Executive Compensation - Arrangements With Former Officers - William McBride, III.”

Approval of Related Party Transactions

Each of the foregoing transactions was approved by the independent members of the Board without the related party having input with respect to the discussion of such approval. In addition, the Board believes that each of the foregoing transactions was necessary for the Company’s business and is on terms no less favorable to the Company than could be obtained from independent third parties. The Company’s policy requiring that independent directors approve any related party transaction is not evidenced by writing but has been the Company’s consistent practice.

STOCK OWNERSHIP

Ownership of the Common Stock

The following table furnishes information, as of October 22, 2018, as to shares of the common stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the common stock; (ii) each of our director nominees, directors and our named executive officers identified in “Executive Compensation - Executive Compensation Tables - Summary Compensation Table”; and (iii) our directors and executive officers as a group. As of October 22, 2018, there were 20,369,142 shares of the common stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)		Percent of Outstanding Common Stock (3)
5% Beneficial Owners (Excluding Directors and Named Executive Officers):
Park City Capital, LLC (4)	1,078,418	(7)	5.3%
Christopher Brogdon (5)	1,024,670	(8)	5.0%
Connie B. Brogdon (6)	1,024,670	(9)	5.0%
Directors and Named Executive Officers:
Michael J. Fox	1,337,858	(10)	6.4%
David A. Tenwick	651,594	(11)	3.2%
Brent Morrison	237,773	(12)	1.2%
E. Clinton Cain****	12,292	(13)	*
Kenneth Taylor	114,736	(14)	*
William McBride, III**	413,477	(15)	2.0%
Allan J. Rimland***	321,521	(16)	1.6%
All Directors and Executive Officers as a Group:	3,089,243		14.5%
*	Less than one percent.
**

Mr. McBride served as the Company’s Chairman and Chief Executive Officer (and principal executive officer) from October 2014 and until he separated from the Company on April 17, 2017. Mr. Rimland commenced serving as the Company’s Chief Executive Officer (and principal executive officer) upon such separation.

***

Mr. Rimland served as the Company’s Chief Financial Officer (and principal financial officer) from April 2015, and as the Company’s Chief Executive Officer (and principal executive officer) from Mr. McBride’s separation, until Mr. Rimland resigned effective October 17, 2017. Mr. Morrison, a director of the Company, commenced serving as the Company’s Interim Chief Executive Officer (and principal executive officer) on October 18, 2017.

****	Mr. Cain commenced serving as the Company’s Interim Chief Financial Officer (and principal financial officer) on October 18, 2017.
(1)	The address for each of our directors and executive officers is c/o Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024.
(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to shares of the common stock indicated.
(3)	Percentage is calculated based on 20,369,142 shares of common stock outstanding as of October 22, 2018.
(4)	The address for Park City is 200 Crescent Court, Suite 1575, Dallas, Texas 75201.
(5)	The address for Mr. Brogdon is 88 West Paces Ferry Road N.W., Atlanta, Georgia 30305.
(6)	The address for Ms. Brogdon is 88 West Paces Ferry Road N.W., Atlanta, Georgia 30305.
(7)

The information set forth in this table regarding Park City is based on a Schedule 13 D/A filed with the SEC on April 4, 2017 and other information known to the Company. Park City Capital Offshore Master, Ltd. has shared voting and dispositive power with respect to 976,168 of the shares. Park City Special Opportunity Fund, LP. has shared voting and dispositive power with respect to 102,250 of the shares.  Park City has shared voting and dispositive power with respect to 1,078,418 of the shares. PCC SOF GP, LLC has shared voting and dispositive power with respect to 102,250 of the shares. Michael J. Fox has shared voting and dispositive power with respect to 1,078,418 of the shares. Park City Capital Offshore Master, Ltd. has warrants to purchase 328,418 shares of common stock. See “Board of Directors - Arrangements with Directors Regarding Election.”

(8)

Includes: (i) 240,527 shares of common stock held directly by Mr. Brogdon; and (ii) 784,143 shares of common stock held by Connie B. Brogdon (his spouse). Share information is based on a Form 4 filed with the SEC on December 17, 2014 and other information known to the Company.

(9)

Includes: (i) 240,527 shares of common stock held directly by Mr. Brogdon (her spouse); and (ii) 784,143 shares of common stock held by Ms. Brogdon. Share information is based on a Form 4 filed with the SEC on December 2, 2014 and other information known to the Company.

(10)

The information set forth in this table regarding Michael J. Fox is based on a Schedule 13 D/A filed with the SEC on April 4, 2017 and other information known to the Company. Includes: (i) 185,908  shares of common stock held directly by Mr. Fox; (ii) 750,000 shares of common stock held by affiliates of Mr. Fox; (iii) options to purchase 21,667 shares of common stock held directly by Mr. Fox at an exercise price of $4.06 per share; (iv) options to purchase 51,865 shares of common stock held directly by Mr. Fox at an exercise price of $3.90 per share; (v) a warrant to purchase 109,473 shares of common stock held by an affiliate of Mr. Fox at an exercise price of $2.57 per share; (vi) a warrant to purchase 109,473 shares of common stock held by an affiliate of Mr. Fox at an exercise price of $3.43 per share; and (vii) a warrant to purchase 109,472 shares of common stock held by an affiliate of Mr. Fox at an exercise price of $1.93 per share. See “Board of Directors - Arrangements with Directors Regarding Election.”

(11)	Includes: (i) 623,816 shares of common stock held by Mr. Tenwick; and (ii) options to purchase 27,778 shares of common stock at an exercise price of $4.06 per share.
(12)	Includes: (i) 185,908 shares of common stock held by Mr. Morrison; and (ii) options to purchase 51,865 shares of common stock held by Mr. Morrison at an exercise price of $3.90 per share.
(13)	Includes: (i) 7,792 shares of common stock held by Mr. Cain; and (ii) options to purchase 4,500 shares of common stock held by Mr. Cain at an exercise price of $4.30 per share.
(14)	Includes 114,736 shares of common stock held by Mr. Taylor.
(15)	Includes: (i) 213,477 shares of common stock held by Mr. McBride; and (ii) warrants to purchase 200,000 shares of common stock at an exercise price of $4.49 per share.
(16)	Includes: (i) 138,188 shares of common stock held by Mr. Rimland; and (ii) warrants to purchase 183,333 shares of common stock at an exercise price of $4.25 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of our common stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that the Reporting Persons complied with all Section 16(a) filing requirements since January 1, 2017, except that Mr. Fox filed a late report on Form 4 with respect to the disposition of the convertible promissory note issued to his affiliate by the Company in 2015 and Mr. Taylor filed a late report on Form 3 with respect to his appointment as a director.

ADDITIONAL INFORMATION

Other Business for Presentation at the Annual Meeting

The Board and management do not currently intend to bring before the Annual Meeting any matters other than those discussed in this proxy statement, nor are they aware of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of shareholders properly come before the Annual Meeting, the Proxy Holders intend to exercise the discretionary authority conferred by the proxies and vote the shares represented thereby in respect of any such other matter or business in accordance with their discretion.

2017 Annual Report

Our audited consolidated financial statements are included in the 2017 Annual Report, a copy of which may be obtained at the public reference room maintained by the SEC at Room 1580, 100 F Street N.E., Washington, D.C. 20549.  A copy of the 2017 Annual Report (excluding exhibits) also will be furnished, without charge, by writing to the Corporate Secretary, 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.

Shareholder Proposals for Inclusion in the 2019 Proxy Statement

If any shareholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2019 Annual Meeting, then such proposal must be received by the Company not later than the close of business at 5:00 p.m., local time, on [●], 2019, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting.  Such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. In order to allow the Company to identify the proposal as being subject to Rule 14a-8 under the Exchange Act and to respond in a timely manner, shareholder proposals pursuant to Rule 14a-8 under the Exchange Act are required to be submitted to the Company’s Corporate Secretary at our principal executive offices, located at 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.

Procedures for Business Matters and Director Nominations for Consideration at the 2019 Annual Meeting

Section 2.15 of our Bylaws sets forth the procedures which a shareholder must follow in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at an annual or special meeting of shareholders. Set forth below is a summary of these procedures, including notice deadlines for the 2019 Annual Meeting.

Notice Requirements for Shareholder Proposals (Excluding Director Nominations). Section 2.15(a) of our Bylaws provides that no proposal for a shareholder vote (other than director nominations which are described below) shall be submitted by a shareholder (a “Shareholder Proposal”) to the Company’s shareholders unless the shareholder submitting such proposal (the “Proponent”) shall have filed a written notice which includes, among other things:

(i)

the name and business address of the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and all Persons (as defined in Section 2.15(a) of our Bylaws) acting in concert with the Proponent (or such beneficial owner), and the name and address of all of the foregoing as they appear on the Company’s books (if they so appear);

(ii)

the class and number of shares of the Company that are owned beneficially and of record by the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and the other Persons identified in clause (i);

(iii)	a description of the Shareholder Proposal containing all material information relating thereto, including the information identified in Section 2.15(a)(iv) of our Bylaws;

(iv)

a description of any agreement, arrangement or understanding with respect to the Shareholder Proposal between or among the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(v)

a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proponent or such beneficial owner, with respect to the Company’s securities;

(vi)

a representation that the Proponent is a holder of record of the capital stock of the Company entitled to vote at the meeting, will so remain at the time of the meeting, and intends to appear in person or by proxy at the meeting to propose such business;

(vii)

a representation whether the Proponent or any beneficial owner on whose behalf the Shareholder Proposal is being made intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Shareholder Proposal or (b) otherwise to solicit proxies from shareholders in support of such Shareholder Proposal; and

(viii)

any other information relating to the Proponent and such beneficial owner, if any, required to be disclosed in a proxy statement or other filing in connection with solicitations of proxies for the Shareholder Proposal under Section 14(a) of the Exchange Act.

The notice shall also include such other information as the Board reasonably determines is necessary or appropriate to enable it and the shareholders of the Company to consider the Shareholder Proposal. The information required by clauses (ii), (iv) and (v) above must be updated by the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being submitted not later than ten days following the record date for the meeting to disclose such information as of the record date.

The presiding officer at any shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with procedures prescribed by our Bylaws or otherwise is not in accordance with law, and if it is so determined, such officer will declare so at the meeting and the Shareholder Proposal will be disregarded. No provision of our Bylaws shall affect any rights of a shareholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Notice Requirements for Director Nominations. Section 2.15(b) of our Bylaws provides that only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by shareholders in accordance with the procedures set forth in such section, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of shareholders at which directors are to be elected may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in Section 2.15(b) of our Bylaws.

Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which, as to each individual nominated, shall set forth, among other things: (i) the name, date of birth, business address and residence address of such individual; (ii) the educational background and the business experience during the past five years of such nominee, including the information identified in Section 2.15(b) of our Bylaws; (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (iv) any directorships held by such nominee in any public reporting company or any company registered as an investment company under the Investment Company Act of 1940; (v) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree in the proceedings described in Section 2.15(b) of our Bylaws; (vi) information regarding whether such nominee is subject to any disqualifications described in Rule 506(d)(1)(i) to (vii) under the Securities Act of 1933, as amended; (vii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; (viii) a written statement from the shareholder making the recommendation stating why such recommended candidate meets the criteria and would be able to fulfill the duties of a director; and (ix) a written representation and agreement that (a) such nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected as a director of the Company, with such nominee’s fiduciary duties under applicable law, (b) such nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) such nominee, in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

In addition, the Nomination Notice shall set forth, as to the Person submitting the Nomination Notice, each beneficial owner, if any, on whose behalf the nomination is made and any Person acting in concert with such Persons, among other things: (i) the name and business address of such Person; (ii) the name and address of each such Person as they appear on the Company’s books (if they so appear); (iii) the class and number of shares of the Company that are owned beneficially and of record by each such Person; (iv) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Persons, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, each such Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such Person, with respect to securities of the Company; (vi) a representation that the Person submitting the Nomination Notice is a holder of record of stock of the Company entitled to vote at such meeting, will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to make such nomination; (vii) a representation whether any such Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee or (b) otherwise to solicit proxies from shareholders in support of such nomination; and (viii) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act.

The information required by clauses (iii), (iv) and (v) above shall be updated by the Person delivering such Nomination Notice and each beneficial owner, if any, on whose behalf the Nomination Notice is being submitted not later than ten days after the record date for the meeting to disclose such information as of the record date. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Company. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by each nominee, shall be filed with any Nomination Notice.

If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by our Bylaws, the presiding officer will so declare to the meeting and the defective nomination will be disregarded.

Notice Deadlines. Nomination Notices and Shareholder Proposals in connection with an annual meeting shall be delivered to the Company’s Secretary at our principal executive office not less than 90 nor more than 120 calendar days before the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; provided that if no annual meeting was held in the previous year, or the date of the annual meeting has been established to be more than 30 calendar days earlier than, or 60 calendar days after, the anniversary of the previous year’s annual meeting, notice by a shareholder, to be timely, must be so received not later than: (i) the 90th day prior to the annual meeting: or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting. Nomination Notices in connection with a special meeting at which directors are to be elected shall be delivered to the Company’s Secretary at our principal executive office not later than the close of business on: (i) the 90th day prior to such special meeting or; (ii) if later, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.

In order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at the 2019 Annual Meeting, Shareholder Proposals and Nomination Notices in connection with such meeting must be delivered to the Company’s Secretary at the our principal executive offices, located at 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024 no earlier than [●], 2019 and not later than [●], 2019.

APPENDIX A

ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF
REGIONAL HEALTH PROPERTIES, INC.

In accordance with Section 14-2-1006 of the Georgia Business Corporation Code (the “Code”), REGIONAL HEALTH PROPERTIES, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the Code, DOES HEREBY CERTIFY:

1.	The name of the Corporation is Regional Health Properties, Inc.

2.	Article II, Section 2.1 of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended by adding the following new paragraph as the second paragraph of such section:

[NOTE: THE BOARD OF DIRECTORS OF REGIONAL HEALTH PROPERTIES, INC. WILL BE AUTHORIZED TO IMPLEMENT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF BETWEEN ONE-FOR SIX AND ONE-FOR TWELVE. THE TEXT BELOW WILL BE MODIFIED TO REFLECT THE REVERSE STOCK SPLIT SELECTED BY THE BOARD.]

“At [●], Atlanta time, on [●], 2018 (the “Effective Time”), each [●] ([●]) shares of Common Stock issued and outstanding, or held by the Corporation as treasury stock, immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and reclassified into one (1) share of Common Stock (the “Reverse Stock Split”); provided, however, that no fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock to which a shareholder would otherwise be entitled in connection with the Reverse Stock Split, the Corporation shall issue that number of shares of Common Stock resulting from the Reverse Stock Split as rounded up to the nearest whole share.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and reclassified, subject to any adjustments for fractional share interests as described above. The authorized number of shares, and the par value per share, of Common Stock shall not be affected by the Reverse Stock Split.”

3.	The foregoing amendment was adopted by the Corporation’s Board of Directors on [●], 2018.

4.	The foregoing amendment was duly approved by the shareholders of the Corporation on [●], 2018 in accordance with the provisions of Section 14-2-1003 of the Code.

5.	These Articles of Amendment shall be effective at [●], Atlanta time, on [●], 2018.

[Signature page follows.]

A-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by the undersigned duly authorized officer, this [●] day of [●], 2018.

REGIONAL HEALTH PROPERTIES, INC.

By:

Name:   Brent Morrison

Title:     Interim Chief Executive Officer

A-2

PROXY CARD

REGIONAL HEALTH PROPERTIES, INC.

454 Satellite Boulevard NW

Suite 100

Suwanee, Georgia 30024

PROXY

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 27, 2018

The undersigned shareholder of Regional Health Properties, Inc., a Georgia corporation (the “Company”), hereby constitutes and appoints Brent Morrison and E. Clinton Cain, and each of them individually, each with full power of substitution and resubstitution, to vote the number of shares of the Company’s common stock which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Shareholders to be held on December 27, 2018 at 10:00 a.m., local time, at the Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia, or at any adjournment or postponement thereof (the “Annual Meeting”), upon the proposals described in the Notice of 2018 Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”), the receipt of which is acknowledged, in the manner specified below.  The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournment or postponement of the Annual Meeting and on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends you vote “FOR” Proposals 1, 2, 3 and 4.

1.

To elect the four director nominees listed below to serve until the 2019 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal (Proposal 1).

	Michael J. Fox		For ☐	Withhold ☐
	Brent Morrison		For ☐	Withhold ☐
	Kenneth W. Taylor		For ☐	Withhold ☐
	David A. Tenwick		For ☐	Withhold ☐

2.

To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of between one-for-six and one-for-twelve, as determined by the Board of Directors in its sole discretion (Proposal 2).

		For ☐	Against ☐	Abstain ☐

3.	To ratify the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 (Proposal 3).	For ☐	Against ☐	Abstain ☐

4.	To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2 (Proposal 4).	For ☐	Against ☐	Abstain ☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, then this proxy will be voted “FOR” Proposals 1, 2, 3 and 4 .  In addition, discretionary authority is hereby confirmed to vote in the discretion of the proxy holders as to all other matters as to which properly come before the Annual Meeting or any adjournment or postponement thereof.

Please date and sign in the same manner in which your shares are registered.  When signing as executor, administrator, trustee, guardian or attorney, please give full title.  Joint owners should each sign.   If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Print Name(s):

Signature:

Signature If
Held Jointly:

Dated:___________, 2018